UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. __)
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CHROMCRAFT REVINGTON, INC.

(Name of Registrant as Specified In Its Charter)

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CHROMCRAFT REVINGTON, INC.
1330 Win Hentschel Boulevard, Suite 250
West Lafayette, Indiana 47906

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, MAY 9, 2007

To the Stockholders of Chromcraft Revington, Inc.:
The annual meeting of stockholders of Chromcraft Revington, Inc. (the “Company”) will be held on Wednesday, May 9, 2007 at 10:30 a.m., Indianapolis time, at the Conrad Hotel located at 50 West Washington Street, Indianapolis, Indiana, for the following purposes:
1.	To elect eight directors of the Company, each of whom will serve a term expiring at the 2008 annual meeting of stockholders and until his successor is duly elected and qualified.

2.	To approve the 2007 Executive Incentive Plan of the Company.

3.	To transact such other business that may properly come before the annual meeting of stockholders and any adjournments or postponements of the meeting.
The Board of Directors has fixed the close of business on March 16, 2007 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting of stockholders.
Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly in the envelope provided so that your shares are represented and voted at the annual meeting.
By Order of the Board of Directors,
Frank T. Kane
Senior Vice President-Finance,
Chief Financial Officer
and Secretary
April 11, 2007

CHROMCRAFT REVINGTON, INC.
1330 Win Hentschel Boulevard, Suite 250
West Lafayette, Indiana 47906

PROXY STATEMENT

GENERAL INFORMATION
This proxy statement is furnished to the stockholders of Chromcraft Revington, Inc. (“Company,” “we,” “us” or “our”) in connection with the solicitation by our Board of Directors of proxies to be voted at our annual meeting of stockholders to be held on Wednesday, May 9, 2007 at 10:30 a.m., Indianapolis time, at the Conrad Hotel, 50 West Washington Street, Indianapolis, Indiana, and at any adjournments or postponements of the meeting. This proxy statement and accompanying form of proxy were first mailed to our stockholders on or about April 11, 2007.
We will pay the costs of soliciting proxies. In addition to use of the mail, proxies may be solicited personally or by telephone by our directors, officers and certain employees who will not be specially compensated for any solicitation. We also will request brokerage firms, nominees, custodians and fiduciaries to forward the proxy solicitation materials relating to the annual meeting to the beneficial owners of common stock and will reimburse these institutions for the cost of forwarding the materials.
Any stockholder giving a proxy has the right to revoke it at any time before the proxy is voted. You may revoke your proxy by providing written notice delivered to the Secretary of the Company, by executing and delivering to us a proxy having a later date or by attending the annual meeting and voting in person.
The shares represented by proxies that we receive will be voted as instructed. In the absence of specific instructions, proxies will be voted as follows:
•
FOR the election as directors of the eight persons named as nominees in this proxy statement, each of whom will serve for a term expiring at the 2008 annual meeting of stockholders and until his successor is duly elected and qualified; and

•	FOR the approval of the Company’s 2007 Executive Incentive Plan.
If for any reason any director nominee named in this proxy statement becomes unable or unwilling to serve, the persons named as proxies in the accompanying form of proxy will have authority to vote for a substitute nominee should our Board of Directors determine to nominate another person. The accompanying form of proxy gives discretionary authority to the persons named as proxies to vote in accordance with the directions of our Board of Directors on any other matters that may properly come before the annual meeting.
Our principal executive office is located at 1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana 47906.

VOTING SECURITIES
We have one class of capital stock outstanding, which consists of our common stock. Our Board of Directors fixed the close of business on March 16, 2007 as the record date (the “Record Date”) for determining our stockholders entitled to notice of and to vote at our annual meeting of stockholders and any adjournments or postponements of the meeting. On the Record Date, we had 6,167,876 shares of common stock outstanding and entitled to vote. We have no other outstanding shares entitled to vote.
Each share of our common stock is entitled to one vote, exercisable in person or by proxy. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum in order for business to be conducted at the annual meeting. Shares voting, abstaining or withholding authority to vote on any matter at the annual meeting will be counted as present for purposes of determining a quorum. Assuming a quorum is present at the annual meeting, the election of directors will be determined by a plurality of the votes cast, and approval of our 2007 Executive Incentive Plan as well as any other matters that may properly come before the meeting will be approved by the affirmative vote of the holders of at least a majority of the shares present, in person or by proxy, at the annual meeting.
Abstentions and instructions on the accompanying proxy to withhold authority to vote for one or more of the director nominees will result in those nominees receiving fewer votes. In counting the votes with respect to the approval of our Executive Incentive Plan as well as any other matters that may properly come before the meeting, abstentions will have the same effect as votes against the matter. Shares that are the subject of a broker non-vote will be deemed to be not voted.
If you are a participant in our Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card to use to provide voting instructions to First Bankers Trust Services, Inc., the trustee for the ESOP, for the shares allocated to your account under the ESOP as of the Record Date. Your voting instructions to the trustee should be completed, dated, signed and returned in the envelope provided by May 3, 2007. Your voting instructions relating to the shares allocated to your ESOP account will be kept confidential by the ESOP trustee and will not be disclosed to any of our directors, officers or employees.
Unless the ESOP or the fiduciary duties of the ESOP trustee require otherwise, the trustee will vote (i) the shares allocated to your account under the ESOP in accordance with your instructions received by the trustee in a timely manner, and (ii) the shares that have not been allocated to participants’ accounts in accordance with the directions of the Benefit Plans Administrative Committee of the Company (the “Benefits Committee”). If you do not return your voting instruction card in a timely manner or you return the voting instruction card unsigned or without indicating how you desire to vote the shares allocated to your ESOP account, the Benefits Committee will direct the ESOP trustee how to vote the shares allocated to your account.
If you are a participant in our Savings Plan, you will receive a voting instruction card to use to provide voting instructions to T. Rowe Price Trust Company, Inc., the trustee for the Savings Plan, for the shares credited to your account under the Savings Plan as of the Record Date. Your voting instructions to the trustee should be completed, dated, signed and returned in the envelope provided by May 3, 2007. Your voting instructions relating to the shares credited to your Savings Plan account will be kept confidential by the Savings Plan trustee and will not be disclosed to any of our directors, officers or employees.

Unless the Savings Plan or the fiduciary duties of the Savings Plan trustee require otherwise, the trustee will vote the shares credited to your account under the Savings Plan in accordance with your instructions received by the trustee in a timely manner. If you do not return your voting instruction card in a timely manner or if your voting instruction card is returned unsigned or without indicating how you desire to vote, the Benefits Committee will direct the Savings Plan trustee how to vote the shares credited to your account.
The Benefits Committee is comprised of two members, namely Benjamin M. Anderson-Ray, who is our Chairman and Chief Executive Officer, and Frank T. Kane, who is our Senior Vice President-Finance and Chief Financial Officer. The members of the Benefits Committee are appointed by the Board of Directors and may be changed by the Board at any time.
ITEM 1 — ELECTION OF DIRECTORS
The first item to be acted upon at the annual meeting of stockholders will be the election of eight directors of our Company, each of whom will serve a term expiring at the 2008 annual meeting of stockholders and until his successor is duly elected and qualified.
The Nominating and Corporate Governance Committee has recommended to our Board of Directors that each of the director nominees named below be nominated to serve as a director of our Company. Our Board of Directors has accepted the recommendation of the Nominating and Corporate Governance Committee and has nominated these individuals to serve as directors of our Company. Except for Mr. Anderson-Ray, who is our Chairman and Chief Executive Officer, each of these nominees is independent under the independence criteria for directors and board committee members adopted by the American Stock Exchange.
We expect each nominee named in this proxy statement to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for a substitute nominee should our Board of Directors determine to nominate another person. The persons named as proxies intend to vote each proxy, if properly signed and returned, FOR the election of each of the eight director nominees indicated below, unless indicated on the proxy that the stockholder’s vote should be withheld from any or all of the nominees.
Set forth below are the name and age of each director nominee, his principal occupation and his directorships with other companies.
Our Board of Directors unanimously recommends voting FOR the election as directors of each of the nominees named below
Benjamin M. Anderson-Ray, age 52, became a director and our Chairman and Chief Executive Officer in 2005. From 2004 to 2005, Mr. Anderson-Ray served as a Managing Partner of Spring Garden Corporate Advisors, Inc., an investment advisory firm serving the horticultural industry. He is also a co-founder and member of the board of directors of PALCO Systems, a medical equipment developer. From 2002 to 2004, he served as the Chief Executive Officer of Gravograph New Hermes Holdings, LLC, a manufacturer and marketer of equipment, software, consumables and related services in the durable marking industry. Prior to Gravograph, Mr. Anderson-Ray held various senior management positions, including President of the Global Business Group at Sunrise Medical, Inc., a durable medical equipment company. Earlier in his career, he held senior marketing, sales and general management positions at Newell Rubbermaid, Inc., Black & Decker Corporation and General Electric Company.

Ronald H. Butler, age 57, is a director and the President and Chief Executive Officer of Pet Resorts, Inc., a privately-held company that builds premium pet boarding, daycare, pet training and grooming facilities. Previously, Mr. Butler served as the Chief Executive Officer of Three Dog Bakery, Inc., a manufacturer of pet foods. Mr. Butler also serves as a director of ARXX Building Products (Ontario, Canada) and has held senior management positions at various companies, including PETsMART and Payless Cashways, Inc. Mr. Butler is a member of the Board’s Compensation Committee, which he chairs, and has served as a director of our Company since 2004.
John R. Hesse, age 73, is the President of Spring Garden Corporate Advisors, Inc., an investment advisory firm serving the horticultural industry. From 1997 until 2002, he served as the Chairman and Chief Executive Officer of International Garden Products, Inc., a consolidator of horticultural production companies. Mr. Hesse is a member of the Board’s Audit Committee and Nominating and Corporate Governance Committee, and has served as a director of our Company since 2005.
David L. Kolb, age 68, served as the Chairman of the Board of Directors of Mohawk Industries, Inc., a worldwide producer and distributor of floor covering products, from 1988 until his retirement in 2004 and as Chief Executive Officer from 1988 until 2000. From 1980 until 1988, Mr. Kolb served as the President of Mohawk Carpet Corporation. Mr. Kolb currently serves as a director of Mohawk Industries, Inc., Aaron Rents, Inc. and Paxar Corp. Aaron Rents, Inc. is a retailer specializing in the rental and sale of residential and office furniture, consumer electronics, computers and home appliances and accessories. Paxar Corp. is a provider of identification solutions for retailers and apparel manufacturers. Mr. Kolb is a member of the Board’s Compensation Committee and has served as a director of our Company since 1992.
Larry P. Kunz, age 72, served as the President and Chief Operating Officer of Payless Cashways, Inc., a retailer of building materials and home improvement products, from 1986 until his retirement in 1993. Mr. Kunz is a member of the Board’s Nominating and Corporate Governance Committee, which he chairs, and has served as a director of our Company since 1992.
Theodore L. Mullett, age 65, has been a management consultant since 1998. From 1965 until his retirement in 1998, Mr. Mullett was a certified public accountant with KPMG LLP and was a partner with that firm from 1973 until 1998. Mr. Mullett is a member of the Board’s Audit Committee, which he chairs, and Compensation Committee, and has served as a director of our Company since 2002.
Craig R. Stokely, age 61, has served as the President of The Stokely Partnership, Inc., a management consulting firm, since 1992. Previously, he served as Senior Vice President of Corporate Development at Fellowes, Inc., a worldwide manufacturer of office products. Earlier in his career, Mr. Stokely held senior management positions with the LeeWards and Kenner Toy divisions of General Mills, Inc. Mr. Stokely is our lead director. He is a member of the Board’s Compensation Committee and Nominating and Corporate Governance Committee, and has served as a director of our Company since 2005.
John D. Swift, age 65, served as the Vice President-Finance and Chief Financial Officer of Mohawk Industries, Inc., a worldwide producer and distributor of floor covering products, from 1987 until his retirement in 2004. Earlier in his career, he held various finance and accounting positions at General Electric Company and Firestone Tire and Rubber Company. Mr. Swift is a member of the Board’s Audit Committee and has served as a director of our Company since 2005.

ITEM 2 — APPROVAL OF THE 2007 EXECUTIVE INCENTIVE PLAN
The second item to be acted upon at our annual meeting of stockholders will be the approval of our 2007 Executive Incentive Plan.
Our Board of Directors recommends voting FOR
approval of the 2007 Executive Incentive Plan
Summary
Our Board of Directors amended and completely restated our 1992 Stock Option Plan to establish a new Executive Incentive Plan effective as of January 1, 2007 (“New Plan”). The New Plan is subject to the approval of our stockholders at the annual meeting. The New Plan provides for an increase of only 119,179 shares available for long-term stock-based awards (which represents 1.6% of our total outstanding shares on a diluted basis).
If approved by our stockholders, the New Plan will supersede and replace not only our 1992 Stock Option Plan but also our existing Short Term Executive Incentive Plan and Long Term Executive Incentive Plan (collectively, the “Current Plans”). All of our Current Plans were previously approved by our stockholders, and we are now seeking stockholder approval of the New Plan. Our Directors’ Stock Plan, which also was approved by our stockholders, will not be affected by the New Plan and will remain a separate plan for our non-employee directors.
Reasons for the New Plan
We have determined it is important for us to establish the New Plan to provide us with the flexibility to grant various types of stock-based incentive compensation awards, rather than only stock options as currently provided by the Long Term Executive Incentive Plan and the 1992 Stock Option Plan. We believe it is essential to our Company’s future to have this flexibility in order to attract, retain and motivate our executive officers and other key employees, particularly as we weather through the difficult conditions currently affecting the furniture industry and complete our restructuring process.
Our executive officers and other key employees are the individuals upon whose judgment, initiative, effort and performance our business is largely dependent. Through stock-based awards under the New Plan, we desire to motivate our executive officers and other key employees to make significant contributions to our Company’s financial success and to achieve certain short-term and long-term objectives of our Company, as well as to further align the interests of our executive officers and other key employees with the interests of our stockholders.
Another important reason for establishing the New Plan is to provide us with the administrative simplification of having a single plan providing for both short-term awards and long-term awards, rather than three separate, stand-alone plans.
Background
We are asking our stockholders to approve the New Plan to comply with the requirement of the American Stock Exchange that the establishment of or a material amendment to any plan which provides for the issuance of stock options or other stock awards to our executive officers and other key employees be approved by stockholders. In addition, we are seeking approval of the New Plan from our stockholders so that awards under the plan will not be subject to certain federal income tax deduction limits, as described below.

The New Plan allows the Compensation Committee to make new awards of up to an aggregate of 440,000 nonqualified stock options, stock appreciation rights, restricted shares and performance shares. This maximum number of stock-based awards that would be available under the New Plan includes the 320,821 shares that still remain available for stock option awards under the 1992 Stock Option Plan. Thus, the New Plan provides for an increase of only 119,179 shares available for long-term, stock-based awards as illustrated in the following table (as of April 1, 2007):

Shares currently available for stock option awards under the 1992 Stock Option Plan	320,821
Additional shares available for stock-based awards under the New Plan	119,179

Total shares available for stock-based awards under the New Plan	440,000
The Directors’ Stock Plan allows the award of an additional 54,400 shares bringing the total shares available under the New Plan and the Director’s Stock Plan to 494,400 as illustrated below:

Shares available for restricted stock or stock option awards under the Directors’ Stock Plan	54,400

Total shares available for new awards under the New Plan and the Directors’ Stock Plan	494,400

In addition to these 494,400 shares that have not yet been issued, we have 502,992 stock options currently outstanding under our 1992 Stock Option Plan and 85,000 stock options outstanding under our Directors’ Stock Plan (for a total of 587,992 outstanding stock options). If any of these outstanding stock options lapse or are unexercised at the end of the option term, then they will be available for any type of stock-based awards in the future under the New Plan or the Directors’ Stock Plan, respectively. This is the same treatment of lapsed or unexercised stock options that currently exists under the 1992 Stock Option Plan and the Directors’ Stock Plan.
The total number of shares that ultimately could be outstanding under the New Plan and the Directors’ Stock Plan is 1,082,392 shares (494,400 plus 587,992 equals 1,082,392), which is approximately 14.9% of our outstanding shares on a diluted basis. Calculating this percentage of our outstanding shares on a diluted basis means we included in our number of outstanding shares all shares that are currently outstanding or are available for future issuance under the New Plan and the Directors’ Stock Plan.
The following table illustrates the total effect of the New Plan and the Directors’ Stock Plan on our outstanding shares assuming the maximum number of stock-based awards were issued under both plans (as of April 1, 2007):

Total number of new awards available under the New Plan and the Directors’ Stock Plan	494,400
Total number of stock options already outstanding under the New Plan and the Directors’ Stock Plan	587,992

Maximum number of shares that could be issued to satisfy awards under the New Plan and the Directors’ Stock Plan	1,082,392

Percentage of outstanding shares represented by the increase of 119,179 shares under the New Plan	1.6%
Percentage of outstanding shares represented by both the New Plan and the Directors’ Stock Plan	14.9%
The principal differences in the New Plan which are common to both our current Short Term Executive Incentive Plan and our Long Term Executive Incentive Plan are that the New Plan provides for (i) different business criteria upon which performance measures are based, and (ii) different limitations on maximum payouts of awards.
The principal differences in the New Plan that affect only our current Long Term Executive Incentive Plan are that the New Plan (i) allows the Compensation Committee to award long-term incentive compensation in the form of nonqualified stock options, stock appreciation rights, restricted stock or performance shares (payable in the discretion of the Committee 50% in stock options or shares of our common stock and 50% in cash), whereas the current long-term plan permits awards to be paid only 50% in stock options and 50% in cash, and (ii) allows for a maximum of 440,000 shares to be issued, whereas the current long-term plan’s limit on the maximum number of stock options awards is limited by the maximum number of stock options that may be issued under the Company’s 1992 Stock Option Plan.
All outstanding awards (whether vested or unvested) under the Current Plans will remain outstanding and subject to the terms and conditions of those plans. If stockholders do not approve the New Plan, then awards will continue to be made under the Current Plans.
The New Plan also is intended to provide performance-based compensation to our executive officers and other key employees within the meaning of Section 162(m) of the Internal Revenue Code. Section 162(m) and the regulations under this section place a $1,000,000 limit on the federal income tax deduction that may be taken by us for compensation paid to our Chief Executive Officer and each of our four other most highly compensated officers (these five individuals are referred to as covered employees). Compensation that is performance-based, however, is not subject to this tax deduction limit. In general, compensation is treated as performance-based if it is payable on the attainment of objective performance goals established in advance by a committee of outside directors and the material terms of the plan under which the compensation is paid are disclosed to and approved by stockholders.
A summary of the material terms of the New Plan is set forth below. A copy of the plan is attached as Appendix A to this proxy statement, and the summary below is qualified in its entirety by reference to this Appendix.

Summary of Material Provisions of the New Plan
Eligibility. Any current or future executive officer or other key employee of our Company or any of our subsidiaries is eligible to participate in the New Plan and to receive an award under the plan. Currently, there are 50 executive officers and key employees who are eligible to participate in the New Plan.
No employee will have the right to be selected to participate in the New Plan, to receive an award under the plan or, after having been selected to participate in the New Plan for a particular performance period, to be selected to participate for another performance period or to receive any future awards (whether or not on the same terms and conditions or with similar performance measures or otherwise). In addition, participation in the New Plan will not confer upon any employee any right to continued employment by our Company or any of our subsidiaries and will not affect in any way the right of our Company or a subsidiary to terminate any employee’s employment at any time or to change the terms and conditions of his or her employment, unless expressly provided otherwise in a written employment agreement between the employee and our Company or a subsidiary.
Types of Awards. The New Plan permits the award of nonqualified stock options, stock appreciation rights, restricted stock, performance shares and cash.
A nonqualified stock option entitles the participant, upon exercise, to receive value equal to the difference between the exercise price of the stock option and the fair market value of a share of our common stock on the date of exercise, multiplied by the number of shares as to which the stock option is being exercised. Each option granted under the New Plan must have an exercise price that is at least equal to the fair market value of our common stock on the date of the award. Nonqualified stock options are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code.
A stock appreciation right entitles the participant, upon exercise, to receive a payment based on the difference between the exercise price of the stock appreciation right and the fair market value of a share of our common stock on the date of exercise, multiplied by the number of shares as to which such stock appreciation right is being exercised. Each stock appreciation right granted under the New Plan must have an exercise price that is at least equal to the fair market value of our common stock on the date of the award.
Restricted stock is an award of our common stock that vests at the conclusion of a period of restriction and, in the case of performance-based compensation, after specified performance measures for a performance period are satisfied or achieved. Upon vesting, the participant is entitled to full ownership of the shares with a value based on the fair market value of a share of our common stock.
A performance share is an award that has an initial value equal to the fair market value of our common stock on the date of the award, and may be earned on the satisfaction or achievement of specified performance measures during a performance period. Earned performance shares may be paid in the form of shares of our common stock, nonqualified stock options or cash.
Maximum Number of Shares Subject to the New Plan. Subject to certain adjustments in the event of a stock split, stock dividend, recapitalization or reclassification, a maximum of 440,000 shares relating to nonqualified stock options, stock appreciation rights, restricted stock and performance shares, plus any shares attributable to an award under our 1992 Stock Option Plan that is unexercised upon the termination or lapse of such award and shares that otherwise cease to be subject to an award under our 1992 Stock Option Plan, may be granted under the New Plan. If a stock-based award does not vest or is not exercised or earned and is forfeited, the shares relating to that award will be available for new grants under the New Plan. The 440,000 shares under the New Plan include the 320,821 shares still available for awards under our 1992 Stock Option Plan but are in addition to the 502,992 shares relating to stock option awards currently outstanding under our 1992 Stock Option Plan (for a net increase of 119,179 shares under the New Plan). Under no circumstances will more than 942,992 shares be outstanding under the New Plan (440,000 plus 502,992 equals 942,992).

Performance Measures. For our executive officers, cash and stock-based awards under the New Plan will be subject to the achievement of performance measures. The Compensation Committee will determine the performance measures relating to an award for each performance period. The performance measures will be based on business criteria against which an executive officer’s or other key employee’s performance will be measured to determine whether a cash award is earned or a stock-based award will vest or become earned or exercisable. These business criteria will consist of one or more of the following as they relate to our Company or one of our subsidiaries:
•	Earnings before interest and taxes;

•	Earnings before interest, taxes, depreciation and amortization;
•	Earnings before interest, taxes, depreciation, amortization and non-cash employee stock ownership plan compensation expenses;

•	Return on net assets;

•	Return on equity;

•	Return on invested capital;

•	Sales or revenues;

•	Net income;

•	Earnings per share on a diluted basis; or

•	Such other measures, metrics or strategic actions as may be determined by the Compensation Committee that will apply to any of our key employees other than our executive officers.
Although most awards under the New Plan will be subject to one or more of these performance measures, the Compensation Committee is not required to establish performance measures for all awards under the New Plan. The Committee must, however, establish performance measures based on one or more of the above criteria for awards to our executive officers. Awards that are not subject to the achievement of performance measures will require continued service with our Company or a subsidiary for a period of at least three years prior to full vesting of the award.
The performance measures also will include award rates and will provide for a targeted level or levels of achievement relating to one or more of the business criteria listed above. Performance measures will have “threshold,” “target” and “maximum” levels. The performance measures, award rates and targeted levels of achievement may differ among participants, awards and performance periods.

Achievement of the performance measures will be determined based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles (or as may otherwise be determined by our Board of Directors) and may exclude any one-time, non-recurring charges or credits as determined by our Board or the Compensation Committee.
Performance Periods. The Compensation Committee will determine the performance periods within which a participant must achieve the applicable performance measures. With respect to stock-based awards, the performance periods will normally consist of three year periods. Cash awards normally will involve performance periods of one year.
Limitations on Awards. Potential awards will be based upon the extent to which the participant has achieved or exceeded the performance measures for the applicable performance period and/or satisfied continued service requirements with our Company or one of our subsidiaries as well as the participant’s position at our Company or one of our subsidiaries. In addition, the following limitations will apply to awards under the New Plan:
(i)
The maximum amount of all cash awards paid under the New Plan to any one participant in any fiscal year will under no circumstances exceed (a) with respect to each officer of our Company, the lesser of two times the officer’s base salary paid in the fiscal year prior to the year in which the award is paid or $850,000, and (b) with respect to each other participant, the lesser of the participant’s base salary paid in the fiscal year prior to the year in which the award is paid or $300,000;

(ii)
The maximum amount of all stock-based awards paid or earned under the New Plan to any one participant in any fiscal year for performance periods in excess of one year will under no circumstances exceed (i) with respect to each officer of our Company, the lesser of two times the officer’s base salary paid in the fiscal year prior to the year in which the award is earned or $850,000, and (ii) with respect to each other participant, the lesser of the participant’s base salary paid in the fiscal year prior to the year in which the award is earned or $300,000;

(iii)
In the event any award would exceed either or both of the above limitations, then the Compensation Committee will adjust and reduce the dollar value of the award to the applicable limitation in such amounts and on such basis as the Committee, in its sole discretion, deems appropriate; and

(iv)	No employee will receive an award of stock options or stock appreciation rights for any performance period that will exceed 25,000 shares in the aggregate.
The base salaries paid to the executive officers of our Company are set forth in the Summary Compensation Table appearing on page 28 of this proxy statement and will be set forth in future proxy statements relating to each annual meeting of our stockholders.
Payment of Awards. After a cash award has vested or been earned, the award will be paid within 120 days following the end of the applicable performance period. Stock-based awards will be paid, issued or become exercisable on the day on which the award has vested or been earned. The Committee may, in its discretion, determine to pay one-half of any stock-based awards in cash. Participants will be responsible for paying all income taxes and their share of employment taxes on vested, earned or exercised awards. All awards will be paid net of any applicable tax withholding obligations.

Administration. The Compensation Committee will administer the New Plan. The Compensation Committee will be comprised solely of directors who are (i) independent under the director independence requirements of the principal securities exchange or market on which shares of our common stock are then traded (currently, the American Stock Exchange), (ii) non-employee directors under Rule 16b-3 of the Securities Exchange Act of 1934, and (iii) outside directors for purposes of Code Section 162(m). The qualifications for membership on the Compensation Committee may be changed if required by applicable law or the principal securities exchange or market on which shares of our common stock are then traded.
Subject to the limitations of the New Plan and applicable law, the Compensation Committee will have full power and discretion to determine the amounts, sizes, types, vesting requirements, restrictions, pay-outs, exercise or other prices and all other attributes of awards under the plan; determine the performance measures, performance periods, award rates, targets and all other terms and conditions of awards; interpret the New Plan and all award or other agreements entered into under the plan; establish, amend or waive rules and regulations for the New Plan’s administration; and make all other determinations which may be necessary or advisable for the administration of the New Plan. All determinations of the Committee will be final. The material actions of the Committee with respect to the administration of the New Plan will be presented to our Board of Directors for ratification or confirmation before such actions are taken or implemented.
Termination of Employment. If a participant’s employment with our Company or one of our subsidiaries is terminated due to voluntary resignation (other than retirement after attaining age 65) or if the participant’s employment is terminated by us or a subsidiary without cause, then all unvested or unearned awards under the New Plan will be forfeited, but all vested or earned awards will be paid to or exercisable by the participant in accordance with the applicable award agreement. If a participant’s employment with us or one of our subsidiaries is terminated with cause, then all vested or earned but unexercised or unpaid awards, and all outstanding and unvested or unearned awards, will terminate and be forfeited.
If a participant’s employment is terminated due to death or disability, then all unvested or unearned awards under the New Plan will be paid, earned or exercisable (i) on a prorated basis based on the length of time the participant was employed by us or one of our subsidiaries during the applicable performance period, and (ii) only if the performance measures and other targets, metrics, measures, terms and conditions to which the award relates are ultimately satisfied or fulfilled. In the case of a participant’s retirement on or after attaining age 65, the participant’s awards under the New Plan will be treated in the same manner as if he or she had died or become disabled, unless the participant’s retirement occurs during the first six months of a performance period, in which case all unvested and unearned awards will be forfeited.
Change in Control. Upon a change in control of our Company and unless provided otherwise in a participant’s employment or award agreement, (i) a participant’s unearned or unvested stock-based awards will be treated as earned or exercisable at the target award rate immediately prior to the effectiveness of the change in control, and (ii) a participant’s unearned cash awards will be treated as earned at the target award rate immediately prior to the effectiveness of the change in control on a prorated basis based on the ratio that the number of days in the performance period bears to the total number of days in the performance period.
Excess Parachute Payments Prohibited. If a participant would incur an excise tax with respect to any payment under the New Plan that constitutes an excess parachute payment as described in Section 280G of the Internal Revenue Code, then the Compensation Committee will reduce the payment by the amount necessary to avoid the excise tax. In essence, in the event of a change in control involving our Company, payments under the New Plan, an employment agreement or otherwise attributable to the change in control are limited to 2.99 times the participant’s average annual compensation paid by us in the five years preceding the change in control. The effect of this provision is that the participant could receive a reduced payment for awards under the New Plan in the event of a change in control transaction involving our Company.

Amendment and Termination. Subject to the terms of the New Plan and applicable law, our Board of Directors may amend, terminate or suspend the plan under certain circumstances. However, neither our Board nor the Compensation Committee may take certain actions with respect to the New Plan without prior stockholder approval. For example, neither our Board of Directors nor the Compensation Committee may make any material amendment to the New Plan without prior stockholder approval, including an amendment that would (i) increase the total number of shares that may be issued under the New Plan, except to make an appropriate adjustment for a stock split, stock dividend, recapitalization or reclassification, (ii) utilize performance measures other than those identified above, (iii) extend the performance period applicable to any outstanding award, (iv) modify the employee eligibility requirements under the New Plan, (v) re-price stock options or stock appreciation rights that have been awarded under the New Plan, except to make appropriate adjustments for a stock split, stock dividend, recapitalization or reclassification, (vi) lapse or waive any restriction applicable to an award, or (vii) increase any benefit under a previously granted award.
Transferability. Certain awards are transferable to a limited extent to a participant’s family members or a family trust or partnership, as well as by the participant’s will or the laws of descent and distribution. No award, however, can be otherwise transferred, assigned or pledged nor can a lien, security interest, option or other right to acquire be placed on an award.
Deferral of Payments. Participants are not permitted to defer the receipt of the payment of cash awards that have been earned unless the Compensation Committee should determine in the future to allow deferrals to occur.
Summary of Tax Treatment of Awards
Nonqualified Stock Options. A nonqualified stock option results in no taxable income to the employee or deduction to us at the time it is granted. An employee exercising a nonqualified stock option will, at that time, recognize taxable compensation in the amount of the difference between the exercise price and the then fair market value of the shares. Subject to the applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation recognized by the participant.
If, however, a nonqualified stock option is exercised by tendering previously owned shares of our common stock in payment of the exercise price, then the employee will recognize compensation income equal to the fair market value on the date of exercise of the total number of shares relating to the option less the fair market value on the date of exercise of the shares tendered in payment of the exercise price.
Stock Appreciation Rights. Generally, the recipient of a stand-alone stock appreciation right will not recognize taxable income at the time the stock appreciation right is granted. If an employee receives the appreciation inherent in the stock appreciation right in cash, the cash will be taxed as compensation income to the employee at the time it is received. If the appreciation is paid in the form of our stock, the fair market value of the shares will also be taxed as compensation income to the employee at the time the shares are received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of stock appreciation rights. However, upon the settlement of a stock appreciation right, we will be entitled to a deduction equal to the amount of compensation income the recipient is required to recognize as a result of the settlement.

Restricted Stock, Performance Shares and Cash. The fair market value of the shares of restricted stock is generally taxed to the employee as compensation income at the time the restrictions imposed on the shares lapse, unless the employee has elected to be taxed on the value of the shares as of the date of grant. Performance shares and cash awards are generally taxed as compensation income to the employee at the time of payment. In each of these cases, we will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes the compensation income.
Section 162(m) of the Internal Revenue Code. Compensation of persons who are “covered employees” (our Chief Executive Officer and our four next most highly compensated officers) is subject to the $1 million federal income tax deduction limit of Section 162(m) of the Internal Revenue Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing us the full federal income tax deduction otherwise permitted for such compensation. If approved by our stockholders, the New Plan will enable the Compensation Committee to grant awards that will be performance-based compensation exempt from the deduction limits of Section 162(m).
Executive Incentive Plan Benefits
The future benefits to be received by any individual or group of individuals under the New Plan are not determinable at this time and will depend on future financial performance of our Company and its subsidiaries.
STOCK OWNERSHIP INFORMATION
Owners of More than Five Percent of Common Stock
The stockholders listed in the following table are known by management to beneficially own more than 5% of the outstanding shares of our common stock as of the Record Date.

Name and Address	Number of Shares	Percent of
of Beneficial Owner	Beneficially Owned	Common Stock (1)
Chromcraft Revington Employee Stock Ownership Plan Trust (2) 1330 Win Hentschel Boulevard West Lafayette, Indiana 47906	1,966,759	31.9%
FMR Corp. (3) 82 Devonshire Street Boston, Massachusetts 02109	957,300	15.5%
T. Rowe Price Associates, Inc. (4) 100 East Pratt Street Baltimore, Maryland 21202	509,900	8.3%
Daniel Zeff (5) 50 California Street, Suite 1500 San Francisco, California 94111	422,417	6.8%

(1)	Percentages are based on 6,167,876 shares of our common stock outstanding on the Record Date.

(2)
Unless the trust or the fiduciary duties of the trustee require otherwise, the trustee of the ESOP trust will vote (i) the shares allocated to participants’ accounts under the ESOP in accordance with the instructions received in a timely manner from participants, and (ii) the shares that have not been allocated to participants’ accounts in accordance with the directions of the Benefits Committee. Any shares allocated to a participant’s account for which the trustee has not received voting instructions in a timely or proper manner will be voted by the trustee in accordance with the directions of the Benefits Committee. The Benefits Committee consists of Benjamin M. Anderson-Ray, our Chairman and Chief Executive Officer, and Frank T. Kane, our Senior Vice President-Finance and Chief Financial Officer. The members of the Benefits Committee are appointed by the Board of Directors and may be changed by the Board at any time.

(3)
Based solely on information provided by FMR Corp. in a Schedule 13G filed with the Securities and Exchange Commission on May 10, 2002. Included as reporting persons in the Schedule 13G are FMR Corp., Edward C. Johnson 3d, Chairman of FMR Corp., and Abigail P. Johnson, a director of FMR Corp. The reporting persons have sole power to dispose of all shares beneficially owned by FMR Corp. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., also is reported as a beneficial owner of these shares.

(4)
Based solely on information provided by T. Rowe Price Associates, Inc. (“Price Associates”) and T. Rowe Price Small-Cap Value Fund, Inc. in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2007. In the Schedule 13G/A, Price Associates expressly denied beneficial ownership of these securities.

(5)
Based solely on information provided by Mr. Zeff, Zeff Holding Company, LLC, Zeff Capital Partners I L.P., and Spectrum Galaxy Fund Ltd. in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2007.

Stock Ownership of Directors and Executive Officers
The following table shows the number of shares of our common stock beneficially owned as of the Record Date by each of our directors and our executive officers listed in our Summary Compensation Table, as well as the number of shares beneficially owned by all directors and these executive officers as a group.

	Number of Shares		Percent of
Name of Person	Beneficially Owned (1)		Common Stock (2)
Benjamin M. Anderson-Ray	42,000	(3)	*
Ronald H. Butler	13,300		*
John R. Hesse	10,800		*
David L. Kolb	29,300		*
Larry P. Kunz	13,300		*
Theodore L. Mullett	18,500		*
Craig R. Stokely	10,800		*
John D. Swift	10,800		*
Frank T. Kane	155,320	(4)	2.5%
Directors and Executive Officers as a Group (9 Persons)	304,120		4.7%

*Represents less than 1% of the outstanding common stock of our Company.

(1)
Includes 236,362 shares which certain directors and executive officers have the right to acquire pursuant to stock options exercisable within sixty days of the Record Date as follows: Mr. Butler, 12,500; Mr. Hesse, 10,000; Mr. Kane, 151,362; Mr. Kolb, 12,500; Mr. Kunz, 12,500; Mr. Mullett, 17,500; Mr. Stokely, 10,000; and Mr. Swift, 10,000.

(2)	Percentages are based on 6,167,876 shares of our common stock outstanding on the Record Date.

(3)	Includes 14,000 shares of restricted common stock of our Company, which will vest on December 31, 2007 if Mr. Anderson-Ray is employed by the Company under his employment agreement on that date.

(4)
Includes 200 shares held directly by Mr. Kane, 1,324 shares and 2,434 shares held for the benefit of Mr. Kane under the Chromcraft Revington Savings Plan and the Chromcraft Revington Employee Stock Ownership Plan, respectively, and 151,362 shares subject to options to purchase common stock of our Company.

Section 16(a) Beneficial Ownership Reporting Compliance
Under the federal securities laws, our directors and executive officers, and any persons beneficially owning more than 10% of our common stock, are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established by the Securities and Exchange Commission, and we are required to disclose in this proxy statement any failure to file timely the required reports. During 2006, no director or executive officer was late in filing the required reports with the Securities and Exchange Commission. In making this disclosure, we have relied solely upon written representations of our directors and executive officers and copies of reports that those persons have filed with the Securities and Exchange Commission and provided to us.
Certain Stock Repurchases by our Company
We did not repurchase any shares of our common stock in 2006.
CORPORATE GOVERNANCE AND BOARD MATTERS
Independence
Our Board of Directors has determined that each of the directors standing for re-election at the 2007 annual meeting, with the exception of Mr. Anderson-Ray, has no relationship with us that would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director and, accordingly, is independent under our director independence standards. Our director independence standards are the same as the director independence criteria adopted by the American Stock Exchange as set forth in Section 121 of the Exchange’s Company Guide. Mr. Anderson-Ray is not independent because he serves as our Chairman and Chief Executive Officer.
Transactions with Related Persons
Our Board of Directors has adopted a Code of Ethics applicable to our chief executive officer and senior financial managers, a Code of Business Conduct and Ethics applicable to our directors, officers and employees and a set of Corporate Governance Guidelines. Copies of these items are available, without charge, upon request in writing to Mr. Frank T. Kane, Corporate Secretary, Chromcraft Revington, Inc., 1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana 47906, or by telephone at (765) 807-2640.
We do not allow our directors, officers or employees to be involved in transactions with us or one of our subsidiaries where the director, officer or employee (or a relative or close friend) has a direct financial interest or will receive a personal benefit, unless a waiver of this policy is first granted by our Board of Directors with respect to a transaction involving any of our directors or executive officers or by our Chief Executive Officer or Chief Financial Officer with respect to a transaction involving any of our employees. No waivers were requested in 2006.
Board Committees
Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. All members of each of the committees are outside directors who satisfy the independence requirements for board committee membership under the criteria adopted by the American Stock Exchange.

Audit Committee. The members of the Audit Committee are Messrs. Mullett (Chairman), Hesse and Swift, and our Board of Directors has determined that each of these individuals is an audit committee financial expert as defined by the Securities and Exchange Commission. The committee held five meetings in 2006. As specified in its charter, the Audit Committee’s primary objectives are to assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) the qualifications and independence of our independent auditors, (iii) the performance of our internal audit function, and (iv) our compliance with certain applicable legal and regulatory requirements. The Audit Committee’s charter is attached to this proxy statement as Appendix B.
In addition, among other responsibilities, the Audit Committee appoints, oversees the performance of and approves the fees of our independent auditors; reviews and discusses with management and the independent auditors our annual audited and quarterly financial statements; reviews with management and the independent auditors the adequacy and effectiveness of our internal controls; discusses with management our major financial risk exposures; assures that we maintain an internal audit function; reviews and recommends any changes to our Code of Ethics applicable to our chief executive officer and senior financial managers; annually reviews the Audit Committee’s charter and evaluates the Committee’s performance; and prepares the Audit Committee report for inclusion in our annual meeting proxy statement.
The report of the Audit Committee is included in this proxy statement on page 36.
Compensation Committee. The members of the Compensation Committee are Messrs. Butler (Chairman), Kolb, Mullett and Stokely. The committee held four meetings in 2006. As specified in its charter, the Compensation Committee’s primary objective is to assist our Board of Directors in fulfilling its responsibilities relating to the compensation of our executive officers. The Compensation Committee’s charter is attached to this proxy statement as Appendix C.
In addition, among other responsibilities, the Compensation Committee determines the compensation of our Chief Executive Officer and our other executive officers; reviews and approves the goals and objectives relevant to compensation of our Chief Executive Officer; develops the philosophies, policies and practices relating to compensation and benefits for the executive management of our Company and its subsidiaries; administers our stock plan for directors; administers our executive incentive plans; reviews and makes recommendations to our Board of Directors regarding any employment agreements for executive management of our Company and its subsidiaries; reviews and makes recommendations to our Board of Directors regarding director compensation; approves a succession plan developed by management for our chief executive officer and other executive officers; and annually reviews the Compensation Committee’s charter and evaluates the Committee’s performance.
The report of the Compensation Committee is included in this proxy statement on page 22.
Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Messrs. Kunz (Chairman), Stokely and Hesse. The committee met three times in 2006. As specified in its charter, the primary objectives of the Nominating and Corporate Governance Committee are to assist our Board of Directors by (i) identifying individuals who are qualified to serve as directors of our Company, (ii) recommending to our Board the director nominees for election at each annual meeting of stockholders, (iii) recommending to our Board any matters relating to the structure, authority and membership of the Board’s committees, (iv) developing and recommending to our Board a set of Corporate Governance Guidelines, and (v) overseeing the evaluation of our Board of Directors. The Nominating and Corporate Governance Committee’s charter is attached to this proxy statement as Appendix D.
In addition, among other responsibilities, the Nominating and Corporate Governance Committee reviews possible candidates for election to our Board of Directors; determines the qualifications that the Committee will consider when evaluating potential director nominees; reviews and recommends to our Board of Directors any changes in our Code of Business Conduct and Ethics for our directors, officers and employees and our Corporate Governance Guidelines; oversees the evaluations of our executive management; and annually reviews the Nominating and Corporate Governance Committee’s charter and evaluates the Committee’s performance.

Board Meetings
Our Board of Directors held nine meetings during 2006. Each director attended at least 75% of the aggregate of the total number of meetings of our Board of Directors and of all Board committees of which he is a member.
Director Compensation
The Compensation Committee periodically reviews and makes recommendations to our Board of Directors regarding the compensation that we pay to our directors. Our Board decides the compensation paid to our directors taking into account the Compensation Committee’s recommendations.
Directors who are not employees of our Company are paid an annual retainer of $20,000. Non-employee directors also receive a fee of $1,500 per day on each day that they attend in person a Board of Directors or a Board committee meeting and a fee of $750 per day on each day that they participate in a telephonic meeting of the Board or a committee, regardless of the number of Board or committee meetings held on a given day. In addition, the lead director receives an annual retainer of $3,000, the chair of the Audit Committee receives an annual retainer of $4,500, and the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee each receive an annual retainer of $3,000. Non-employee directors also are reimbursed for their expenses incurred while traveling on behalf of the Company. A director who is an employee of our Company does not receive a retainer or director or committee fees for his service on the Board of Directors but is reimbursed for his expenses incurred while traveling on behalf of the Company.
Directors who are not employees of our Company are eligible to participate in our Directors’ Stock Plan, which was approved by our stockholders last year. Under this plan, our directors receive upon initial appointment or election to our Board of Directors either an option to purchase 10,000 shares of our common stock or 3,000 shares of restricted common stock. Our directors receive upon re-election an automatic grant of either a nonqualified option to purchase 2,500 of our shares or 800 shares of restricted common stock. Stock options vest and are excercisable immediately upon grant and have an exercise price of not less than 100% of the fair market value of the underlying shares on the grant date. Restricted stock vests on the day immediately preceding the next annual meeting of stockholders following the grant of the shares. The Compensation Committee determines whether stock options or restricted stock will be awarded under the Directors’ Stock Plan.
In 2006, Messrs. Butler, Hesse, Kolb, Kunz, Mullett, Stokely and Swift each received an award of 800 shares of restricted stock under the Directors’ Stock Plan. Under the Directors’ Stock Plan, 85,000 stock options are currently outstanding and 54,400 shares remain available for future awards under this plan.

The following table sets forth certain information concerning the compensation that we paid to our directors in 2006.

	Fees Earned			Non-Equity
	or Paid	Stock		Incentive Plan	All Other
Name	in Cash	Awards (1)	Option Awards	Compensation	Compensation (2)	Total
Benjamin M. Anderson-Ray (3)	-0-	-0-	-0-	-0-	-0-	-0-
Ronald H. Butler	$41,000	$10,336	-0-	-0-	$4,500	$55,836
John R. Hesse	37,250	10,336	-0-	-0-	4,500	52,086
David L. Kolb	38,000	10,336	-0-	-0-	-0-	48,336
Larry P. Kunz	39,500	10,336	-0-	-0-	-0-	49,836
Theodore L. Mullett	43,250	10,336	-0-	-0-	-0-	53,586
Craig R. Stokely	38,750	10,336	-0-	-0-	4,500	53,586
John D. Swift	36,500	10,336	-0-	-0-	4,500	51,336

(1)
Each of our outside directors received an award of 800 shares of restricted common stock upon re-election in 2006. These shares had a grant date fair value of $10,336 for each outside director and will vest on the day before our 2007 annual meeting of stockholders.

(2)	Represents fees paid to directors serving on our ad hoc Strategy Committee, which is not a Board committee.

(3)
Mr. Anderson-Ray is employed as our Chairman and Chief Executive Officer and, as such, is not entitled to any directors fees, stock awards or other compensation for his services as a director of our Company in addition to the compensation that he receives in his capacity as our Chief Executive Officer.

Lead Director
Since the time that the lead director concept was established at our Company, our Board of Directors had not designated a specific director to serve as the lead director but rather had each independent director serve as the lead director on a rotating basis. In February, 2007, however, our Board of Directors determined to appoint one of our independent directors to serve as the lead director of the Board for a specific term.
In accordance with the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors appointed Mr. Stokely to serve as our lead director. Mr. Stokely’s primary responsibilities include scheduling executive sessions of the Board, setting the agenda for the executive sessions, presiding over the executive sessions and providing feedback from the executive sessions to our Chief Executive Officer. Although no director is limited in his ability to contact our Chief Executive Officer, the lead director will be the principal liaison of our Board of Directors with our CEO. The lead director will serve a one year term ending at each annual meeting of stockholders.

Executive Sessions of the Board of Directors
Executive sessions of our Board of Directors are those at which only non-employee directors are present. There were nine executive sessions of our Board of Directors in 2006. Our lead director and any non-employee director can request that an executive session of the Board be scheduled.
Consideration of Director Candidates
Role of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee makes a recommendation to our Board of Directors each year of individuals to be nominated for election as directors at our annual meeting of stockholders. In the event vacancies occur on our Board during the year, the Committee also will make recommendations of persons to fill these vacancies. After considering the Nominating and Corporate Governance Committee’s recommendations, our Board of Directors ultimately determines the director nominations or the appointments to fill vacancies.
The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by the Committee’s members, by other members of our Board of Directors and by our stockholders. For existing directors to be nominated for re-election at an annual meeting, the Nominating and Corporate Governance Committee will consider the director’s performance on the Board, his attendance record at Board and committee meetings, the needs of our Company and the ability of the director to continue to satisfy our established director qualifications.
With respect to new members of the Board, the Nominating and Corporate Governance Committee will consider the needs of our Company as well as whether the director satisfies the Committee’s established director qualifications. When the Committee determines a need exists, the Committee will recommend new directors to replace directors who do not seek re-election, to fill vacancies or to add members to our Board of Directors in the event the size of our Board is increased. After the Committee has identified a prospective director nominee and has conducted an initial evaluation of the candidate, the Committee will interview the candidate. If the Committee believes the candidate would be an appropriate addition to our Board of Directors, it will recommend to the full Board that the individual be considered for a director position. Our Board of Directors then determines whether to nominate the person for election at an annual meeting of stockholders or be appointed to fill a vacancy on the Board.
Suggestions by Stockholders. The Nominating and Corporate Governance Committee will consider suggestions by our stockholders of individuals to serve on our Board of Directors when the Committee makes its recommendations to the full Board of Directors of director nominees. Director candidates suggested by a stockholder will be considered by the Nominating and Corporate Governance Committee in a manner similar to the way that candidates suggested by a Committee member or by a member of our Board of Directors are considered. Any stockholder desiring to make a suggestion to the Nominating and Corporate Governance Committee of a director nominee should submit to the Committee the candidate’s name and address; a statement of the candidate’s business experience; an identification of other boards of directors and board committees on which the candidate serves; a statement indicating any relationship between the candidate and our Company, any customer, supplier or competitor of our Company or the stockholder making the suggestion; a statement that the candidate would be willing to serve if nominated and elected; an evaluation of the candidate in light of the Committee’s established director qualifications; and any other information requested by the Committee. These suggestions should be made in writing and received no later than October 31, 2007 by:
Chair, Nominating and Corporate Governance Committee
Chromcraft Revington, Inc.
1330 Win Hentschel Boulevard, Suite 250
West Lafayette, Indiana 47906

Stockholders also may nominate individuals for election as directors at any annual meeting of stockholders in addition to making suggestions to the Nominating and Corporate Governance Committee as provided above. To make such a nomination, a stockholder must comply with the procedures set forth in our By-Laws. Those procedures are contained in Article IX of our By-Laws and are summarized under the heading “STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS” beginning on page 37 of this proxy statement.
Qualifications of Directors. When evaluating a prospective director nominee, the Nominating and Corporate Governance Committee will consider, among other matters, the following qualifications of the nominee:
•	level of integrity;

•	ability to make sound decisions and to exercise appropriate business judgment;

•	overall business experience;

•	knowledge of our industry;

•	ability to devote sufficient time and attention to the performance of his duties as a director;

•	independence from our Company and our customers, suppliers and competitors;

•	potential contribution to the range of talent, skill and expertise needed or appropriate for our Board of Directors;

•	ability to represent the interests of our stockholders; and

•	background or experience in financial, accounting or compensation matters.
Communications with our Board of Directors
Stockholders or other interested parties who desire to communicate with our Board of Directors, our lead director, our independent directors or any individual director may write to:
Chair, Nominating and Corporate Governance Committee
Chromcraft Revington, Inc.
1330 Win Hentschel Boulevard, Suite 250
West Lafayette, Indiana 47906
A letter from a stockholder should state the stockholder’s name and, if the stockholder’s shares are held in street name, evidence of the stockholder’s ownership of Company common stock. Depending on the subject matter of the letter, the Chairman of the Nominating and Corporate Governance Committee will:
•	forward the letter to the appropriate director;

•
request an officer of our Company to handle the inquiry directly such as, for example, where the letter contains a request for routine information about our Company or stock transfer matters or is primarily commercial in nature; or

•	not forward the letter to any director if it relates to an improper or irrelevant topic.

At each Board meeting, the Chairman will present a summary of all letters received since the last Board meeting that were not forwarded to all directors and will make those letters available to any director.
Attendance at Annual Meetings
The Board of Directors has adopted a policy that it expects all Board members to attend our annual meeting of stockholders. All incumbent directors attended the 2006 annual meeting of stockholders.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee is comprised of four non-employee directors: Messrs. Butler, Kolb, Mullett and Stokely. No member of the Compensation Committee is or was formerly an officer or employee of our Company or any of our subsidiaries. No executive officer of our Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers of that entity serving as a member of our Board of Directors or the Compensation Committee.
COMPENSATION COMMITTEE REPORT
The Compensation Committee of our Board of Directors has reviewed and discussed with our management the Compensation Discussion and Analysis that follows this report. Based upon its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the following Compensation Discussion and Analysis be included in this proxy statement.
Members of the Compensation Committee
Ronald H. Butler, Chairman
David L. Kolb
Theodore L. Mullett
Craig R. Stokely
EXECUTIVE COMPENSATION
Executive Officers of our Company
Each of our executive officers serves a term of office of one year and until his successor is duly elected and qualified. Set forth below is certain information about the individuals who are serving as our executive officers as of the date of this proxy statement.
Benjamin M. Anderson-Ray, age 52, has served as our Chief Executive Officer since June, 2005 and as our Chairman of the Board since August, 2005.
Frank T. Kane, age 53, has served as our Senior Vice President-Finance, Chief Financial Officer, Secretary and Treasurer since December, 2006. He had served as our Vice President-Finance, Chief Financial Officer, Secretary and Treasurer since our organization in 1992.
David R. Corbin, age 51, was appointed in November, 2006 as our Senior Vice President having responsibility for marketing and brand management for our Company. From 2003 until joining our Company last fall, Mr. Corbin served as Vice President of marketing at Pulaski Furniture Corporation (a privately-held furniture manufacturer). From 1992 until 2002, Mr. Corbin served as President of Corbin Slacks, Inc. (a privately-owned garment manufacturer).

Dennis C. Valkanoff, age 55, was appointed in November, 2006 as our Senior Vice President having responsibility for sales management for our Company. From 2003 until joining our Company last fall, Mr. Valkanoff served as Senior Vice President of corporate sales at Berkshire BenchCraft, LLC (a privately-held furniture manufacturer). From 1995 until 2003, Mr. Valkanoff served as Senior Vice President of sales and marketing at England Corsair (which is now owned by La-Z-Boy, Inc.) and from 1989 until 1995, he held various senior sales and general management positions at Les Brown Chair Company.
Richard J. Garrity, age 48, was appointed in April, 2007 as our Senior Vice President having responsibility for the supply chain management function for our Company. From April, 2005 until joining our Company, Mr. Garrity served as Senior Vice President of supply chain management at Thomasville Furniture Industries. Previously, Mr. Garrity held supply chain executive management positions with Staples, Inc. and Homelife Furniture Corporation.
Compensation Discussion and Analysis
Overview
The Compensation Committee of our Board of Directors is responsible for assisting the Board with respect to compensation matters at our Company. The Compensation Committee determines the philosophy and objectives relating to overall compensation of our executive officers and each year sets the total compensation provided to them. In addition, our Chief Executive Officer reviews annually the compensation of each of our executive officers (other than himself) and makes recommendations to the Compensation Committee regarding the compensation of those officers for the following year. Our Chief Executive Officer, who also serves as the Chairman of each of our subsidiaries, determines the salaries of the executives of our subsidiaries.
As required by the Securities and Exchange Commission, our Compensation Discussion and Analysis primarily discusses the compensation of our executive officers who appear in our Summary Compensation Table set forth on page 28, namely our Chief Executive Officer and our Chief Financial Officer, even though we have other executive officers.
Executive Compensation Philosophy and Objectives
Our Company’s compensation philosophy and objectives strive to provide compensation that is designed to attract, retain and motivate the executives of our Company and its subsidiaries in a highly competitive business environment. Our compensation philosophy and objectives also strive to provide incentive compensation and stock ownership in our Company to encourage and reward the achievement of annual and long-term performance measures and strategies.
Our compensation program consists of three primary components: base salary, short-term incentive compensation (payable in cash) and long-term incentive compensation (payable in stock options and cash). We seek to have a significant portion of our executives’ potential compensation at risk and tied to performance, as well as to align the financial interests of our executives with those of our stockholders. We desire to foster a corporate environment that rewards successful performance and increased stockholder value of our Company over time.

Compensation Consultant
Our Compensation Committee has retained The Hay Group, Inc. as its compensation consultant to assist the Committee in evaluating and designing the Company’s executive compensation programs and in comparing these programs to other companies. We also utilize the services of our compensation consultant to develop compensation data at our peer group companies.
Components of Executive Compensation
The Compensation Committee oversees our executive compensation program and reviews this program annually to ensure that it is competitive and is consistent with our compensation philosophy and objectives. As stated above, our three principal components of executive compensation are base salary, short-term incentive compensation and long-term incentive compensation. The remaining components of executive compensation consist of employee benefits and perquisites.
Base Salary. Base salary is the component of our executive compensation that is payable in cash and is not subject to the achievement of any performance measures. The Compensation Committee reviews and establishes annually the base salaries of our executive officers. In determining base salaries, the Compensation Committee considers a variety of factors, including the executive’s level of responsibility at our Company, experience, performance, length of service at the Company, a general comparison of base salaries paid for similar positions at comparable companies and the required minimum base salary set forth in the employment agreements with each of our executive officers.
For 2006, the Compensation Committee determined not to increase Mr. Anderson-Ray’s annual base salary because the Committee believed an increase was not appropriate given that our Chief Executive Officer had been hired in June, 2005. For Mr. Kane, the Compensation Committee approved an increase in his 2006 base salary of 8.9% over his 2005 base salary, which was made on the recommendation of our Chief Executive Officer and an analysis prepared by the Committee’s compensation consultant of chief financial officer compensation at similar sized companies.
Short-term Incentive Compensation. We believe a compensation program that provides current compensation solely through base salary would not adequately motivate or reward executives to achieve our short-term financial goals. Thus, we provide annual short-term incentive compensation opportunities to our executives in the form of cash bonuses under our Short Term Executive Incentive Plan, although we are not precluded from paying discretionary cash bonuses outside of this plan under special circumstances. Our proposed 2007 Executive Incentive Plan, which will be presented for a vote at this year’s annual meeting of stockholders, will replace our current Short Term Executive Incentive Plan if the 2007 plan is approved by stockholders at our upcoming annual meeting (a discussion of the 2007 Executive Incentive Plan begins on page 5 of this proxy statement). We expect our compensation philosophy and objectives as well as our award determination process to remain substantially the same under the 2007 plan.
We also believe that a cash bonus system is an appropriate means to retain executives and to provide a compensation package that is competitive with other comparable companies. We award cash bonuses based on achievement of objective annual short-term financial performance measures. The Compensation Committee makes recommendations to our Board of Directors of the annual performance measures and, after considering the Committee’s recommendations, our Board then establishes the performance measures by March 31 of each year. The Compensation Committee also recommends to our Board of Directors, which makes the final determination, levels of performance for each performance measure required for threshold, target and maximum annual cash bonuses. The amounts of cash bonuses under the plan are based entirely on the achievement of the established performance measures for a particular year.

We pay short-term incentive compensation awards in cash rather than stock because we desire to compensate our executives on a current basis for the achievement of annual performance measures and because we feel that our compensation program would be overweighted in stock if annual bonuses were paid in stock.
Our current Short Term Executive Incentive Plan permits annual cash bonuses under this plan to be earned by our executive officers using one or more of the following performance measures relating to our Company:
•	Consolidated cash flow;

•	Consolidated sales; or

•	Reduction of bank indebtedness.
If the proposed 2007 Executive Incentive Plan is approved by our stockholders, that plan will permit annual cash bonuses to be earned by our executive officers using one or more of the following performance measures for our Company on a consolidated basis with all of our subsidiaries:
•	Earnings before interest and taxes;

•	Earnings before interest, taxes, depreciation and amortization;

•	Earnings before interest, taxes, depreciation and amortization and non-cash ESOP compensation expenses;

•	Return on net assets;

•	Return on equity;

•	Return on invested capital;

•	Sales or revenues;

•	Net income; or

•	Earnings per share on a diluted basis.
For 2006, the Compensation Committee selected consolidated cash flow as the sole performance measure for our executive officers under our Short Term Executive Incentive Plan. We paid no performance-based cash bonuses in 2006 under our Short Term Executive Incentive Plan to any of our executive officers because none of the targets for the cash flow performance factor were achieved.
Despite this fact, the Compensation Committee recommended, and our Board approved, the payment of a discretionary cash bonus to Mr. Kane of $40,000, which is 32.9% of his target bonus that would have been earned had the cash flow performance measure been achieved at the target level. In approving this bonus, the Compensation Committee and our Board took into account the recommendation of our Chief Executive that Mr. Kane be paid a bonus in 2006, the efforts of Mr. Kane during a challenging year for our Company given the significant restructuring that occurred in 2006 and the desire to retain Mr. Kane’s services.

Long-Term Incentive Compensation. We provide long-term incentive compensation opportunities to our executives through awards under our Long Term Executive Incentive Plan. Awards earned under our Long Term Executive Incentive Plan are payable 50% in cash and 50% in stock options, but the Compensation Committee has the discretion to pay up to 100% of an award in cash (although the Committee has never determined to pay any long-term awards entirely in cash). Our proposed 2007 Executive Incentive Plan, which will be presented for a vote at this year’s annual meeting of stockholders, will replace our current Long Term Executive Incentive Plan if the 2007 plan is approved at our upcoming annual meeting (a discussion of the 2007 Executive Incentive Plan begins on page 5 of this proxy statement). We expect our compensation philosophy and objectives as well as our award determination process to remain substantially the same under the 2007 plan.
We believe that ownership by our executive officers of stock in our Company is an important method by which to align their interests with those of our stockholders as well as to motivate our executives to strive achieve long-term objectives of our Company and increase stockholder value of our Company over time. In addition, because an executive officer’s ability to earn a long-term award vests over time, these awards serve as an important executive retention tool for us.
Similar to our approach with our short-term plan discussed above, long-term incentive compensation awards are earned based on the achievement of objective long-term financial performance measures that are normally tied to three-year performance periods. The Compensation Committee makes recommendations to our Board of Directors of the three-year performance measures and, after considering the Committee’s recommendations, our Board then establishes the performance measures by March 31 in the first year of the performance period. The Compensation Committee also recommends to our Board of Directors, which makes the final determination, levels of performance for each performance measure required for threshold, target and maximum awards under our Long Term Executive Incentive Plan. The amounts of the long-term payouts under the plan are based entirely on the achievement of the established performance measures for a particular three-year performance period.
When making grants under our long-term plan, our practice is to determine a range of dollar amounts of stock-based compensation that we feel is appropriate assuming all of the performance measures are achieved for the performance period. These dollar amounts are based upon the closing price of our stock on the date of the grant.
Our current Long Term Executive Incentive Plan permits awards under this plan to be earned by our executive officers using one or more of the following performance measures:
•	Consolidated cash flow;

•	Consolidated sales;

•	Reduction of bank indebtedness; or

•	Return on equity.
If the 2007 Executive Incentive Plan is approved by our stockholders, that plan will permit our executive officers to earn long-term incentive compensation awards using different performance measures, as described under the discussion of the 2007 plan beginning on page 5 of this proxy statement.

No performance-based incentive compensation was earned by any of our executive officers for the three-year performance period ended on December 31, 2006 under our Long Term Executive Incentive Plan because none of the targets for the sole performance measure for this performance period were achieved. In 2006, the Compensation Committee selected consolidated cash flow as the sole performance factor for our executive officers for the three-year performance period beginning on January 1, 2006 and ending on December 31, 2008. Based upon our results of operations for the first year of the three-year performance period ending on December 31, 2008, we do not expect any executive officer to receive a payout under our Long Term Executive Incentive Plan for this performance period.
Service-Based Restricted Stock. We have awarded service-based restricted stock outside of our Long Term Executive Incentive Plan only when we believed it was necessary in order to induce a person to become one of our executive officers. We have granted awards of service-based restricted stock on only three occasions in the past.
Service-based restricted stock involves an award of shares of our common stock that are subject to a substantial risk of forfeiture for a certain period of time — for our Company, usually a period of three years. The restricted stock is not earned based on the executive achieving any performance measures. Rather, the restrictions will lapse and the stock will vest only if the executive remains employed with us during the required period of restriction. During the period of restriction, the executive cannot sell, transfer, gift or pledge the stock, but can vote the shares and receive dividends or other distributions, if any.
Employee Benefits. Our executive officers participate in the same retirement and health plans as our other employees. For retirement, we maintain a tax-qualified employee stock ownership plan and a tax-qualified 401(k) savings plan for our employees who meet certain eligibility requirements. In 2006, we made contributions to accounts of our executive officers under our retirement plans ranging from $8,800 to $10,675. In addition, we maintain a supplemental executive retirement plan for Mr. Kane, which is a general unsecured obligation of our Company. In 2006, we accrued $53,772 under this plan. We maintain no other supplemental executive retirement plans.
We also maintain a group health insurance plan for our employees who meet certain eligibility requirements. In addition, our executive officers participate in an executive health care program that reimburses them, and their eligible dependents, for medical expenses not covered by the Company’s group health plan up to $10,000 per calendar year.
Perquisites. Our Chief Executive Officer receives an automobile allowance of $1,500 per month. We also provide relocation expenses to executive officers if they have to change their principal residence in connection with their initial employment by us.
Change in Control. We are contractually obligated to make certain payments in the event of a change in control of our Company to our executive officers. The amounts of these payments are set forth in the employment agreements between our Company and each of our executive officers. We believe change in control benefits are necessary to attract or retain qualified executive officers. In the event of a possible change in control transaction involving our Company, we also believe these benefits allow our executive officers to remain focused on negotiating the terms of a transaction that benefit the interests of our stockholders without being distracted by any potential changes in their future employment or role with a potential buyer, as well as encourage our executive officers to remain as our employees through the completion of a change in control transaction.

The change in control payments together with the employment agreements for our executive officers are summarized below under the heading “Employment Agreements” on page 31 of this proxy statement.
Accounting and Tax Considerations
We have structured our compensation programs to comply with Sections 162(m) of the Internal Revenue Code. Under Section 162(m), a limitation is placed on the ability of a public company to deduct for federal income tax purposes compensation paid to certain executives exceeding $1 million in any year unless the compensation is performance-based. We believe that awards under our short-term and long-term incentive compensation plans qualify (and will qualify under the 2007 Executive Incentive Plan if approved by our stockholders) as performance-based compensation under Section 162(m) and would, therefore, not be counted toward the $1 million federal income tax deduction limit. Nevertheless, the total compensation paid to each of our executive officers in 2006 (whether or not performance-based) was less than $1 million.
Effective January 1, 2006, we adopted Financial Accounting Standards No. 123(R), Share-Based Payment. FAS 123(R) is an accounting standard that requires the fair value of all stock option awards issued to our employees to be recorded as an expense over the related option vesting period. We considered the impact of FAS 123(R) when making stock option grants in 2006.
Summary Compensation Table
The following table summarizes the compensation paid by us to our Chief Executive Officer and our Chief Financial Officer. Messrs. Corbin and Valkanoff are not included in this table and the other compensation tables below because they were appointed as executive officers of our Company late in 2006 and, accordingly, their compensation from us did not exceed $100,000 last year. Similarly, Mr. Garrity is not included in any of the compensation tables because, while he is currently one of our executive officers, he was not an executive officer at December 31, 2006 (his employment with us began on April 2, 2007).

							Non-Equity
Name and					Stock		Incentive Plan	All Other
Principal Position	Year	Salary	Bonus		Awards	Option Awards	Compensation	Compensation		Total Compensation
Benjamin M. Anderson-Ray Chairman and Chief Executive Officer	2006	$375,000	$75,000	(1)	-0-	-0-	-0-	$162,628	(2)	$612,628
Frank T. Kane Senior Vice President- Finance, Chief Financial Officer, Secretary and Treasurer	2006	243,250	40,000	(3)	-0-	-0-	-0-	79,112	(4)	362,362

(1)	Represents the second half of Mr. Anderson-Ray’s $150,000 sign-on bonus that was earned on June 20, 2006.

(2)
Includes relocation expenses reimbursed to Mr. Anderson-Ray under his employment agreement in the amount of $72,756 and a related tax gross-up of $50,247; an automobile allowance of $18,000 per year; $10,000 for amounts not paid under the Company’s group health plan; Company contributions to tax-qualified retirement plans of $8,800; and reimbursed group health plan premiums of $2,825.

(3)	Represents a discretionary cash bonus paid to Mr. Kane.

(4)
Includes an accrual of $53,772 for Mr. Kane’s supplemental executive retirement plan; Company contributions to tax-qualified retirement plans of $10,675; $9,999 for amounts not paid under the Company’s group health plan; and a payment to Mr. Kane of $4,666 for retirement benefits reduced under Internal Revenue Code limitations.

We have employment agreements with Mr. Anderson-Ray and Mr. Kane that specify a minimum base salary for each of them. Mr. Anderson-Ray’s employment agreement also provides that we would reimburse him for certain expenses relating to his relocation of his principal residence to West Lafayette, Indiana where our corporate headquarters are located. For additional discussion of the items of compensation included the Summary Compensation Table, see our Compensation Discussion and Analysis section beginning on page 23.
Grants of Plan-Based Awards
The following table summarizes certain information concerning stock options granted in 2006 to our executive officers named in the Summary Compensation Table.

		Estimated Future
		Payouts Under		Estimated Future			All Other Option
		Non-Equity		Payouts Under		All Other Stock	Awards: Number of		Exercise or Base		Grant Date Fair
		Incentive Plan		Equity Incentive		Awards: Number of	Securities		Price of Option		Value of Stock and
Name	Grant Date	Awards		Awards		Shares	Underlying Options		Awards		Option Awards
Benjamin M. Anderson-Ray	Not applicable	-0-	(1)	-0-	(1)	-0-	-0-		-0-		-0-
Frank T. Kane	3/28/06	-0-	(1)	-0-	(1)	-0-	2,518	(2)	$13.30	(3)	$14,806	(4)

(1)
Based upon our results of operations for the first year of the three-year performance period beginning on January 1, 2006 and ending on December 31, 2008, management does not expect any executive officer to receive a payout under our Long Term Executive Incentive Plan for this performance period.

(2)	These options became exercisable immediately upon grant.

(3)	Represents the closing price of our common stock as reported by the American Stock Exchange on the date of the option grant.

(4)
The estimated grant date fair value of the stock options awarded was $5.88 per share. For additional information about our stock options and other stock-based compensation, see Note 13, “Stock-Based Compensation” in the Notes to Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission.

Outstanding Equity Awards at Fiscal Year End
The following table summarizes certain information concerning outstanding equity awards at December 31, 2006 to our executive officers named in the Summary Compensation Table.

			Equity
			Incentive Plan
			Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities			Number of
	Underlying	Underlying	Underlying			Shares of	Market Value
	Unexercised	Unexercised	Unexercised	Option	Option	Stock	of Shares
	Options That Are	Options That Are	Unearned	Exercise	Expiration	That Have	That Have
Name	Exercisable	Unexercisable (1)	Options	Price	Date	Not Vested	Not Vested
Benjamin M. Anderson-Ray	-0-	-0-	-0-	-0-	-0-	14,000	$120,260
Frank T. Kane		8,000		$14.22	2/11/07
		14,000		19.78	5/8/08
		5,118		16.00	2/8/09
	4,588			8.09	2/7/10
		80,000	20,000	10.49	3/15/12
		12,946		12.20	2/3/13
		7,260		13.82	3/1/14
		4,932		12.73	2/8/15
		2,518		13.30	3/28/16

(1)	All of the stock options reported in this column are vested and presently exercisable but had exercise prices above the closing price of our common stock on December 31, 2006.
Option Exercises and Stock Vested
The following table summarizes certain information concerning option exercises and restricted stock that vested in 2006 for the benefit of our executive officers named in the Summary Compensation Table.

Number of Shares
	Acquired on		Number of Shares		Value Realized
Name	Exercise	Value Realized	Acquired on Vesting		on Vesting
Benjamin M. Anderson-Ray	-0-	-0-	14,000	(1)	$120,260
Frank T. Kane	-0-	-0-	-0-		-0-

(1)	Represents 14,000 shares of restricted common stock that vested on December 31, 2006.

Severance Payments
The following table sets forth the estimated severance payments that we would provide to each of our executive officers named in the Summary Compensation Table under their respective employment agreements upon their termination of employment, assuming a termination had occurred on December 31, 2006.

	Termination by	Termination by
	the Company for	the Company
	Cause or by the	Without Cause		Non-renewal		Non-renewal
	Executive	or by the		of Employment		of Employment		Termination
	Without Good	Executive With		Agreement by		Agreement by		Upon a Change		Death or
Name	Reason	Good Reason		the Company		the Executive		in Control		Disability
Benjamin M. Anderson-Ray (1)	$93,750	$925,000	(2)	$925,000	(2)	$462,500	(3)	$925,000		-0-
Frank T. Kane (1)	61,250	575,888	(2)	287,944	(3)	-0-		575,888	(2)	$61,250	(4)

(1)
The amounts payable to Mr. Anderson-Ray and to Mr. Kane may be reduced in the event that, following a termination of either executive officer’s employment with our Company, he obtains a position with another employer or party without violating his non-competition or non-solicitation covenants contained in his employment agreement.

(2)	This amount is payable in twenty-four equal monthly installments.

(3)	This amount is payable in twelve equal monthly installments.

(4)	This amount is payable upon Mr. Kane’s death. Upon termination of his employment following the occurrence of a disability, Mr. Kane is entitled to $-0-.
The unvested stock options and restricted stock held by Messrs. Anderson-Ray or Kane (as disclosed in the foregoing compensation tables) will vest upon a termination of employment in accordance with their respective employment agreements.
Employment Agreements
Set forth below are brief descriptions of the material terms of the employment agreements with our executive officers regardless of whether the individual is named in the Summary Compensation Table. These descriptions do not purport to be complete and are qualified in their entirety by reference to each employment agreement, as filed with the Securities and Exchange Commission.
Benjamin M. Anderson-Ray. We have entered into an employment agreement with Mr. Anderson-Ray, our Chairman and Chief Executive Officer. The initial term of Mr. Anderson-Ray’s employment under his employment agreement began on June 20, 2005 and will end on June 20, 2010. Upon the expiration of the initial term, the employment agreement will be automatically renewed on the same terms and conditions for successive one-year terms, unless Mr. Anderson-Ray’s employment has been terminated earlier, or either we or Mr. Anderson-Ray provides to the other a written non-renewal notice.
Under his employment agreement, Mr. Anderson-Ray will serve as our Chairman and Chief Executive Officer and will have such other authority, duties and responsibilities as our Board of Directors may from time to time prescribe that are consistent with his position as Chief Executive Officer of our Company. Our Board of Directors is required to nominate Mr. Anderson-Ray as one of its director nominees to be considered for election at each annual meeting of stockholders during the period of time that Mr. Anderson-Ray is serving as our Chief Executive Officer.

Mr. Anderson-Ray’s base salary will be not less than $375,000 per fiscal year (pro-rated for any partial year of employment), and he will be entitled to participate in all incentive compensation plans and programs generally available to executive officers of our Company and its subsidiaries. He also will be reimbursed for certain relocation expenses and will receive an automobile allowance of $1,500 per month.
In addition to a non-renewal of his employment agreement as described above, Mr. Anderson-Ray’s employment may be terminated (i) by us with or without cause, (ii) by Mr. Anderson-Ray with or without good reason, (iii) upon Mr. Anderson-Ray’s death or disability, or (iv) by Mr. Anderson-Ray in the event of a change in control of our Company. If Mr. Anderson-Ray’s employment is terminated by us for cause or by Mr. Anderson-Ray without good reason, we will pay Mr. Anderson-Ray a lump sum equal to his monthly base salary for three months. If his employment is terminated by us without cause or by Mr. Anderson-Ray for good reason, we will pay Mr. Anderson-Ray an amount (payable in twenty-four equal monthly installments) equal to two times his base salary plus two times the average of the awards paid to him under the Company’s short term incentive plan in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than two times the average of the target award amounts under the short term incentive plan for such two year period). If Mr. Anderson-Ray terminates his employment under certain circumstances upon a change in control of our Company, we will pay Mr. Anderson-Ray an amount (payable in twenty-four equal monthly installments) equal to two times his base salary plus two times the average of the awards paid to him under the short term incentive plan in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than two times the average of the target award amounts under the short term incentive plan for such two year period).
If we determine not to renew the employment agreement, we will pay Mr. Anderson-Ray an amount (payable in twenty-four equal monthly installments) equal to two times his base salary plus two times the average of the awards paid to him under the short term incentive plan in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than two times the average of the target award amounts under the short term incentive plan for such two year period). If Mr. Anderson-Ray determines not to renew the Employment Agreement, we will pay him an amount (payable in twelve equal monthly installments) equal to his base salary plus the average of the awards paid to him under the short term incentive plan in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than the average of the target award amounts under the short-term incentive plan for such two year period).
In addition, the monthly severance payments described above which are payable over a period of time that is twelve months or longer could be reduced or eliminated entirely if Mr. Anderson-Ray obtains a position with an unrelated entity prior to or during the period of time that severance payments are being paid or if Mr. Anderson-Ray breaches any of his covenants in the employment agreement. Upon any termination of Mr. Anderson-Ray’s employment, his vested and unvested incentive compensation awards will be distributed, paid or exercisable as provided in the employment agreement, unless expressly provided otherwise in our short-term incentive plan or long-term incentive plan, or in a written agreement between our Company and Mr. Anderson-Ray relating to awards under the short-term incentive plan or the long-term incentive plan.
While Mr. Anderson-Ray is employed by us and for a period of two years thereafter, the employment agreement prohibits Mr. Anderson-Ray from competing against our Company or any of our subsidiaries, from soliciting any customers or employees and from requesting any customer, supplier, vendor or others doing business with our Company or any of our subsidiaries to change their relationship with our Company or any of our subsidiaries.

Frank T. Kane. We have entered into an employment agreement with Mr. Kane which provides, among other items, for our employment of Mr. Kane as our Vice President-Finance, Chief Financial Officer, Secretary and Treasurer through March 15, 2008. The employment agreement provides for automatic extensions for successive one-year periods upon expiration of the initial term, or any renewal term, unless we or Mr. Kane gives notice of termination at least 180 days before the termination date. Under his employment agreement, Mr. Kane receives a base salary of not less than $205,000 during each year that the employment agreement is in effect and will be entitled to participate in the incentive compensation plans and programs generally available to executives of our Company.
We may terminate the employment of Mr. Kane with or without cause or in the event of the disability of Mr. Kane. Mr. Kane may terminate his employment with or without good reason. If we terminate Mr. Kane’s employment with cause or if Mr. Kane terminates his employment without good reason, then we are required to pay him, in a lump sum, his monthly base salary for a three-month period following his termination. If we terminate Mr. Kane’s employment without cause or if Mr. Kane terminates his employment with good reason, then we are required to pay him in twenty-four equal monthly installments an amount equal to twice the sum of his then-current annual base salary and the higher cash bonus under the short term incentive plan (up to the target award rate) paid to him in the two fiscal years preceding termination. In the event of termination due to disability, Mr. Kane will receive his then-current annual base salary earned through the date of termination.
If we determine not to renew Mr. Kane’s employment agreement, we will pay Mr. Kane an amount (payable in twelve equal monthly installments) equal to his base salary plus the greater of the annual cash bonus paid to him under the short term incentive plan (up to the target award rate) in the two years preceding his last day of employment. If Mr. Kane terminates his employment following a change in control of our Company and, in addition, a reduction in his duties, a diminution in his salary or benefits or a relocation of his principal place of employment occurs, then we will be required to pay him, as severance pay, a lump sum amount equal to twice the sum of his then-current annual base salary and the higher cash bonus under the short term incentive plan (up to the target award rate) paid to him in the two fiscal years preceding termination.
Under his employment agreement, Mr. Kane may not compete against us during his employment with us and during the two-year period following termination of his employment. However, if we elect not to extend the term of Mr. Kane’s employment agreement, then Mr. Kane may not compete against us for a one-year period following termination of his employment.
David R. Corbin, Dennis C. Valkanoff and Richard J. Garrity. We entered into employment agreements with each of Messrs. Corbin and Valkanoff in November, 2006 and with Mr. Garrity in March, 2007. Although these individuals are not required to be included in our Summary Compensation Table this year, each of these individuals is an executive officer of our Company. Their employment agreements are substantially similar in all material respects, except for their areas of responsibility and their base salaries.
Under Mr. Corbin’s employment agreement, Mr. Corbin serves as a Senior Vice President of our Company and has responsibility for marketing and brand management. Under Mr. Valkanoff’s employment agreement, Mr. Valkanoff serves as a Senior Vice President of our Company and has responsibility for sales management. Under Mr. Garrity’s employment agreement, Mr. Garrity serves as a Senior Vice President of our Company and has responsibility for supply chain management. Mr. Corbin receives a base salary of $235,000 per calendar year, Mr. Valkanoff receives a base salary of $270,000 per calendar year and Mr. Garrity receives a base salary of $225,000 per calendar year, in each case subject to future increases.

Mr. Corbin’s employment began on November 28, 2006, Mr. Valkanoff’s employment began on December 1, 2006 and Mr. Garrity’s employment began on April 2, 2007. Each term of employment will end on the one-year anniversary of his first day of employment with the Company. Upon the expiration of the initial term, each employment agreement will be automatically renewed on the same terms and conditions for successive one-year terms, unless the executive’s employment has been terminated earlier or unless any party provides to the other a written non-renewal notice.
Each executive will be entitled to participate in all employee benefit and incentive compensation plans and programs generally available to executive officers of our Company other than our Chief Executive Officer. During the term of each employment agreement, the target award level of any short term incentive compensation award granted to each executive will not be less than 40% of his base salary. We granted or will grant to each executive an award of 7,500 shares of our restricted common stock. The shares of restricted common stock will be eligible to vest in equal increments of 2,500 shares each on December 31, 2007, 2008 and 2009 on the condition that the executive is employed by the Company on the appropriate vesting date. Each executive will be reimbursed for certain relocation expenses and will receive an automobile allowance of $1,000 per month.
In addition to a non-renewal of the employment agreements described above, each executive’s employment may be terminated, subject to a limited right to cure under certain circumstances, (i) by us with or without cause, (ii) by the executive with or without good reason, (iii) upon death or disability of the executive, or (iv) by the executive following a change in control of our Company.
If the executive’s employment is terminated by us for cause or by the executive without good reason, then we will, except under certain circumstances, pay that executive a severance payment in a single lump sum equal to his monthly base salary for three months. If the executive’s employment is terminated by us without cause or by the executive for good reason, then we will pay that executive a severance payment equal to his monthly base salary for a period of the earlier of (i) twelve months following his last day of employment with us, or (ii) his first day of a new position (but only so long as such employment does not violate the non-competition covenants of the executive set forth in his employment agreement).
If the executive’s employment is terminated by us upon the occurrence of a disability, then we will pay that executive a single lump sum equal to his monthly base salary for three months. If the executive terminates his employment under certain circumstances following a change in control of our Company, then we will pay the executive a severance payment equal to his monthly base salary for a period of the earlier of (i) twelve months following his last day of employment with us, or (ii) his first day of a new position (but only so long as such employment does not violate the non-competition covenants set forth in his employment agreement).
If we determine not to renew any of these employment agreements, we will pay the executive a severance payment equal to his monthly base salary for a period of the earlier of (i) twelve months following his last day of employment with us, or (ii) his first day of a new position (but only so long as such employment does not violate the non-competition covenants set forth in the employment agreement). If the executive determines not to renew his employment agreement, then we will pay him a severance payment in a single lump sum equal to his monthly base salary for three months.
The severance payments described above which are payable over a twelve month period may be reduced or eliminated entirely under certain circumstances.

Upon the termination of the executive’s employment (other than following a change in control of our Company), all outstanding awards of cash bonuses, stock options, restricted stock and other incentive compensation (whether cash or equity based) shall vest and be paid or distributed to, or be exercisable by, as the case may be, the executive or, if applicable, his estate or authorized representative, in accordance with (i) the incentive compensation plan applicable to the award, (ii) the applicable written agreement between our Company and the executive relating to an incentive compensation award, or (iii) in the absence of an incentive plan or an award agreement relating to a particular award, as determined by our Board of Directors (or a committee thereof) or the Chairman of our Company. If the executive terminates his employment under certain circumstances following a change in control of our Company, all outstanding awards of cash bonuses, stock options, restricted stock and other incentive compensation (whether cash or equity based) shall vest and be paid or distributed to, or be exercisable by, as the case may be, the executive simultaneously with the change in control unless expressly provided otherwise in (i) the applicable incentive plan, or (ii) the applicable award agreement.
Under certain circumstances following a termination of the executive’s employment with us, we are required to reimburse the executive for the premiums associated with continued coverage pursuant to COBRA for himself and/or his spouse and legal dependents under our group health plan for up to twelve months following his last day of employment.
While each executive is employed by us and for a period of one year thereafter, the employment agreements prohibit the executives (except in the case of Mr. Valkanoff under certain limited circumstances following his termination of employment) from competing against our Company or any of our affiliates, from soliciting any of our customers or employees or any of our affiliates and from requesting any customer, supplier, vendor or others doing business with us or any of our affiliates to change their relationship with any of them. At all times while each executive is employed by us and thereafter, he is subject to certain confidentiality covenants.
Supplemental Retirement Plan
We maintain a supplemental retirement plan for the benefit of Mr. Kane. Under this plan, we are obligated to pay Mr. Kane a lifetime annual supplemental retirement benefit equal to 30% of the average of his base salary and cash bonuses paid in the three full years prior to his retirement at age 65, reduced by an actuarially adjusted annual payment (assuming an annual payment beginning at age 65 and payable for the remainder of Mr. Kane’s life) determined based on the sum of all vested Company contributions for the benefit of Mr. Kane to retirement plans plus payments made to Mr. Kane representing amounts we could not contribute to these plans because of limitations under the Internal Revenue Code.
Mr. Kane is 100% vested in this plan and, accordingly, full benefits under the plan will begin following Mr. Kane’s retirement or other termination of employment and after he attains age 65. The plan does, however, allow Mr. Kane to receive a reduced benefit following his early retirement or other termination of employment before reaching age 65. Mr. Kane may elect to receive an actuarially equivalent single lump sum payment of his benefit under the plan instead of receiving the annual lifetime payments from us.
The annual lifetime benefit under the plan will stop upon Mr. Kane’s death. If Mr. Kane has not yet begun to receive payments under the plan at the time of his death, then his designated beneficiary will receive a single lump sum payment that is actuarially equivalent to the benefit he would have received had he retired the day before his death.
If Mr. Kane would have terminated his employment with the Company at March 15, 2007, he would have been entitled to receive an actuarially equivalent single lump sum payment of approximately $150,000. The plan is unfunded and is a general obligation of our Company to pay this supplemental retirement benefit to Mr. Kane.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee has furnished the report set forth below on our audited financial statements for the year ended December 31, 2006. The functions of the Audit Committee are described above under the heading “CORPORATE GOVERNANCE AND BOARD MATTERS.”
The Audit Committee reviewed and discussed with management and our independent auditors the Company’s audited financial statements as of and for the year ended December 31, 2006. Management has the primary responsibility for our financial statements and the reporting process, including our system of internal controls. Our independent auditors, KPMG LLP, audited our financial statements as of and for the year ended December 31, 2006 and expressed an opinion that the financial statements present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of our Company and its subsidiaries as of and for such year in conformity with accounting principles generally accepted in the United States of America.
The Audit Committee discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. Additionally, the Committee has received from our independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. The Committee relies on the information and representations provided to it by management and the independent auditors.
Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors, and the Board has approved, that our audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.
Members of the Audit Committee
Theodore L. Mullett, Chairman
John R. Hesse
John D. Swift
INDEPENDENT AUDITORS
General
KPMG LLP audited our financial statements for the year ended December 31, 2006, and the Audit Committee has selected KPMG LLP to audit our financial statements for the year ending December 31, 2007. A representative of KPMG LLP will be present at the annual meeting, will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.

Fees to Independent Auditors
The following table sets forth the fees billed or to be billed by KPMG LLP to us for services performed in connection with the years ended December 31, 2006 and 2005.

	2006	2005
Audit fees (1)	$279,000	$232,550
Audit-related fees (2)	-0-	23,000
Tax fees	-0-	-0-
All other fees	-0-	-0-

Total	$279,000	$255,550

(1)
Audit fees represented fees for professional services rendered in connection with the audit of our financial statements for the years ended December 31, 2006 and 2005 and the review of our financial statements included in our Quarterly Reports on Form 10-Q filed in 2006 and 2005.

(2)	Audit-related fees represented fees for professional services rendered in connection with audits of our employee benefit plans.
KPMG LLP is permitted to provide only services to us that have been pre-approved by the Audit Committee.
ANNUAL REPORT AND PROXY STATEMENT
A copy of our 2006 annual report to stockholders, including the audited consolidated financial statements as of and for the year ended December 31, 2006, accompanies this proxy statement. The 2006 annual report to stockholders does not constitute proxy soliciting material.
In an effort to reduce printing costs and postage fees, we have adopted a practice whereby stockholders who have the same address and last name and who do not participate in electronic delivery of proxy materials will receive only one copy of this proxy statement and our 2006 annual report unless one or more of these stockholders notifies us that they wish to receive individual copies of these materials. We will deliver promptly upon written or oral request a separate copy of this proxy statement and our 2006 annual report to any stockholder at a shared address to which a single copy of those materials was sent.
If you share an address with another stockholder and have received only one copy of this proxy statement and the 2006 annual report this year but would like to receive a separate copy of these materials in the future, or if you received multiple copies of this proxy statement and our 2006 annual report but would like to receive a single copy in the future, please contact us.
Stockholders may contact us by mail at 1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana 47906 or by telephone at (765) 807-2640. In either case, you should direct your communication to Mr. Frank T. Kane, Corporate Secretary of our Company.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
In addition to the notice requirements described below, a stockholder who desires to include a proposal in our proxy soliciting materials relating to our 2008 annual meeting of stockholders must send the proposal such that we receive it at our principal executive office no later than December 1, 2007 and must submit the proposal in accordance with the rules and regulations under the Securities Exchange Act of 1934.
Stockholders desiring to make a director nomination or a proposal for any business or matter at any annual or special meeting of stockholders of the Company must comply with the notice procedures provided in our By-Laws. Those procedures are summarized below. A complete copy of our By-Laws was included as an exhibit to the Company’s Form 8-K filed on December 12, 2005 and is available on the Internet website of the Securities and Exchange Commission at www.sec.gov.
Nominations for the election as directors and proposals for any business or matter to be presented at any annual or special meeting of stockholders may be made by any of our stockholders of record entitled to vote in the election of directors or on the business or matter to be presented, as the case may be, or by our Board of Directors. In order for a stockholder to make such a nomination or proposal, the stockholder must give notice thereof in writing by certified first class United States mail, return receipt requested, or by receipted overnight delivery to our Corporate Secretary. This notice must be received by us not later than the following date: (i) with respect to any annual meeting of stockholders, not less than 120 days or more than 180 days prior to the first anniversary of the date of the notice for the previous year’s annual meeting of stockholders, or (ii) with respect to any special meeting of stockholders, not more than 15 days following the date of the notice for such special meeting. No notice of any kind under this procedure is required for any nominations for the election as directors or any proposals for any business or matter made by our Board of Directors.
Each notice given by a stockholder with respect to a nomination for election as a director must set forth for each nominee: (i) the name, age, address and telephone number of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the number of shares of stock of our Company beneficially owned by the nominee, and (iv) any arrangement according to which the nomination is made or the nominee will serve or may be elected. The stockholder making the nominations also must promptly provide any other information relating to his or her nominees as may be reasonably requested by us.
Each notice given by a stockholder with respect to proposals for any business or other matter to be presented at any meeting of stockholders must set forth as to each matter: (i) a brief description of the business or matter desired to be presented at the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on our list of stockholders for the meeting, of the stockholder making such proposal, (iii) the class and number of shares of our stock beneficially owned by the stockholder, and (iv) any material interest of the stockholder in the proposal. The stockholder making a proposal also must promptly provide any other information relating to his proposal as may be reasonably requested by us.
If any nomination or proposal is not made in accordance with the requirements of this notice procedure, the chairman of the annual or special meeting of stockholders at which such nomination or proposal is sought to be presented may determine that the nomination or proposal was not made in accordance with the notice procedure and, in such event, he may declare to the meeting that the defective nomination or proposal is out of order and will be disregarded and not presented for a vote of the stockholders. This notice procedure does not require the Company to hold any meeting of stockholders for the purpose of considering any nomination or proposal made by any stockholder.

DISCRETIONARY VOTING AND OTHER MATTERS
As of the date of this proxy statement, our Board of Directors knows of no matters other than the items of business identified in the attached Notice of Annual Meeting of Stockholders to come before the annual meeting. If other matters properly come before the annual meeting, the persons named in the enclosed proxy will have authority to vote pursuant to the proxy at the annual meeting in accordance with the directions of our Board of Directors.
The information under the headings “Report of the Audit Committee” does not constitute soliciting material and is not filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.
By Order of the Board of Directors,
Frank T. Kane
Senior Vice President-Finance,
Chief Financial Officer,
and Secretary
April 11, 2007

APPENDIX A
CHROMCRAFT REVINGTON, INC.
2007 EXECUTIVE INCENTIVE PLAN
ARTICLE I
ESTABLISHMENT AND PURPOSES
Section 1.1. Establishment of Plan. Chromcraft Revington, Inc. maintains the Chromcraft Revington, Inc. 1992 Stock Option Plan, as amended, with Awards under the 1992 Plan being limited to stock options. The 1992 Plan was approved by the stockholders of the Company. The 1992 Plan is hereby amended and restated in its entirety as the 2007 Executive Incentive Plan of the Company to provide for the award of additional forms of equity-based compensation as well as cash.
The Plan permits the award of nonqualified stock options, stock appreciation rights, restricted stock, performance shares and cash. The Plan and all Awards hereunder are expressly conditioned on the approval of the Plan by the stockholders of the Company. The Plan is effective January 1, 2007; provided, however, that other than options granted under the 1992 Plan before 2007, no Award can be exercised, earned or paid until the Plan has been approved by the stockholders of the Company.
The Plan also supersedes and replaces the Company’s Short Term Executive Incentive Plan and the Long Term Executive Incentive Plan (both as amended and restated effective January 1, 2002). After the Effective Date, no new awards will be made under such plans; provided, however, and notwithstanding any other provision of the Plan, all outstanding awards (whether vested or unvested) under such plans shall remain valid, outstanding and subject to the terms and conditions of such awards and of such plans. In addition, each option granted under the 1992 Plan prior to 2007 shall remain valid, outstanding and subject to the terms and conditions of the applicable award agreement and the 1992 Plan as in effect on the date the option was granted.
Section 1.2. Purposes of Plan. The purposes of the Plan are (a) to attract, retain and motivate executive officers and other key employees of the Company upon whose judgment, initiative, effort and performance the successful conduct of the Company’s business is largely dependent; (b) to provide executive officers and other key employees of the Company with an incentive for making significant contributions to the financial success, as well as to achieve certain short-term and long-term objectives, of the Company or its Affiliates; (c) to further align the interests of executive officers and other key employees of the Company with the interests of the Company’s stockholders; and (d) to provide performance-based compensation to executive officers and other key employees of the Company within the meaning of Code Section 162(m).
The Plan also is intended to provide the Company with the administrative simplification of administering a single plan providing for both short-term awards and long-term awards, rather than three plans.
ARTICLE II
DEFINITIONS
For purposes of the Plan, the following words and phrases shall have the meanings set forth below unless a different meaning is plainly required by the context:

Section 2.1. “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or a regulation thereunder shall include such section, any regulation promulgated under such section, and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such section or regulation.
Section 2.2. “Affiliate” means any Subsidiary and any corporation or any other entity (including, but not limited to, partnerships, limited liability companies and joint ventures) controlling, controlled by or under common control with the Company.
Section 2.3. “Award” means an award of cash, Options, SARs, Restricted Stock or Performance Shares under this Plan. An Award may or may not be performance-based.
Section 2.4. “Award Agreement” means the written agreement executed by the Company and a Participant which sets forth the terms and provisions applicable to each Award other than a cash Award.
Section 2.5. “Award Date” means, with respect to any Award, the date on which the Award is made by the Committee or such later date as the Committee may specify to be the effective date of an Award.
Section 2.6. “Award Rate” means the performance/payout/position level relationship with respect to an Award.
Section 2.7. “Beneficiary” means the person or persons designated by a Participant to receive the benefits under the Plan, if any, which become payable as a result of the Participant’s death.
Section 2.8. “Board” or “Board of Directors” means the Board of Directors of the Company serving on the Effective Date or thereafter.
Section 2.9. “Cashless Exercise” means, if there is a public market for the Shares, the payment of the Exercise Price of Options (a) through a “same day sale” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (b) through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.
Section 2.10. “Cause” means, for purposes of determining whether and when a Participant has incurred a Termination of Service for Cause, a termination of a Participant’s employment by the Company or by any Affiliate for any of the following reasons, unless Cause is defined in a Participant’s employment agreement with the Company or an Affiliate, in which case such employment agreement shall control with respect to the definition of Cause for that Participant:
(a)	any refusal by the Participant to follow the directions of the Board of Directors or the chairman of the Company or any Affiliate or the directions of the Participant’s supervisor; or

(b)	any negligence by the Participant (or, with the knowledge of the Participant, by any employee of the Company or any Affiliate who reports, directly or indirectly, to the Participant and where the Participant allows or fails to prevent such negligence by such employee) in managing the business, operations or affairs of the Company or any Affiliate; or

(c)	any dishonesty, fraud, theft or embezzlement by the Participant (or, with the knowledge of the Participant, by any employee of the Company or any Affiliate who reports, directly or indirectly, to the Participant and where the Participant allows or fails to prevent such dishonesty, fraud, theft or embezzlement by such employee) upon or against the Company or any Affiliate or upon or against any customer of the Company or any Affiliate; or

(d)	any conviction of, or the entering of any plea of guilty or nolo contendere by, the Participant for any felony; or

(e)	any violation by the Participant (or, with the knowledge of the Participant, by any employee of the Company or any Affiliate who reports, directly or indirectly, to the Participant and where the Participant allows or fails to prevent such violation by such employee) of any law, statute, rule, regulation or governmental requirement that has or will have an adverse effect on the Company or any Affiliate; or

(f)	any noncompliance by the Participant (or, with the knowledge of the Participant, by any employee of the Company or any Affiliate who reports, directly or indirectly, to the Participant and where the Participant allows or fails to prevent such noncompliance by such employee) with any provision of any employee handbook, policy, rule or procedure, corporate governance guidelines or code of conduct or ethics of, or any non-solicitation, confidentiality or other agreement with, the Company or any Affiliate; or

(g)	any misappropriation, usurping or taking by the Participant (or, with the knowledge of the Participant, by any employee of the Company or any Affiliate who reports, directly or indirectly, to the Participant and where the Participant allows or fails to prevent such misappropriation, usurping or taking by such employee) of any corporate opportunity of the Company or any Affiliate; or

(h)	any alcoholism or unlawful drug, chemical or substance abuse or addiction of the Participant to the extent that such alcoholism, abuse or addiction adversely affects the ability of the Participant to perform his duties and responsibilities with the Company or any Affiliate or adversely affects the business, operations or affairs of the Company or any Affiliate.
Section 2.11. “Change in Control” means, unless such term is used in connection with an Award granted and outstanding under the 1992 Plan, in which case the definition of Change in Control for such Award shall control, the following:
The effective date of a transaction or series of related transactions pursuant to which (a) at least fifty-one percent (51%) of the outstanding shares of common stock of the Company, on a fully diluted basis, shall subsequent to the Effective Date be acquired by any person, entity or group (within the meaning of Section 13(d)(3) of the 1934 Act) unrelated to or unaffiliated with the Company, (b) the Company merges into, consolidates with or effects any plan of share exchange or other combination with any party unrelated to or unaffiliated with the Company in a transaction where the holders of voting shares of the Company immediately prior to the transaction do not hold a majority of the voting shares of the surviving entity immediately following such transaction, or (c) the Company disposes of all or substantially all of its assets other than in the ordinary course of business, to any party unrelated to or unaffiliated with the Company.

Notwithstanding the foregoing, for purposes of the definition of “Change in Control,” (x) a party shall not include any Affiliate, the ESOP or any other employee benefit plan currently or hereafter sponsored by the Company or any Affiliate, (y) the outstanding shares of common stock of the Company, on a fully diluted basis, shall include all shares owned by the ESOP, whether allocated or unallocated to the accounts of participants, and (z) a transaction or a series of transactions pursuant to which the Company is taken private or no longer has shares of stock that are listed for trading on any securities exchange or market shall not constitute a Change in Control.
Section 2.12. “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or a regulation thereunder shall include such section, any regulation promulgated under such section and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such section or regulation.
Section 2.13. “Committee” means the Compensation Committee of the Board of Directors (or such other committee appointed by the Board to administer the Plan) serving on the Effective Date or thereafter.
Section 2.14. “Company” means Chromcraft Revington, Inc., a Delaware corporation, and any successor thereto.
Section 2.15. “Covered Employee” means an Employee who is a covered employee as defined in Code Section 162(m)(3).
Section 2.16. “Director” means any individual who is a member of the Board of Directors on the Effective Date or thereafter.
Section 2.17. “Disability” means an illness or a physical or mental disability or incapacity of the Participant such that the Participant has not been able to perform the essential functions of his duties and responsibilities with the Company or any Affiliate (as determined by the Company), with or without reasonable accommodation, for at least sixty (60) days (whether consecutive or non-consecutive days) during any one (1) year period. A Disability may, but is not required to, be evidenced by a signed, written opinion of an independent, qualified medical doctor selected by the Board of Directors or the Committee and paid for by the Company. Notwithstanding the foregoing, if Disability is defined in a Participant’s employment agreement with the Company or any Affiliate, then such employment agreement shall control with respect to the definition of Disability for that Participant.
Section 2.18. “EBIT” means the earnings before interest and income taxes of the Company on a consolidated basis or of any Affiliate. EBIT shall be determined based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles and may exclude any one-time, non-recurring charges or credits as determined by the Board of Directors or the Committee.
Section 2.19. “EBITDA” means the earnings before interest, income taxes, depreciation and amortization of the Company on a consolidated basis or of any Affiliate. EBITDA shall be determined based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles and may exclude any one-time, non-recurring charges or credits as determined by the Board of Directors or the Committee.

Section 2.20. “EBITDAE” means the earnings before interest, income taxes, depreciation, amortization and non-cash ESOP expenses of the Company on a consolidated basis. EBITDAE shall be determined based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles and may exclude any one-time, non-recurring charges or credits as determined by the Board of Directors or the Committee.
Section 2.21. “Effective Date” of the Plan means January 1, 2007.
Section 2.22. “Eligible Transferee” has the meaning set forth in Section 14.7.
Section 2.23. “Employee” means any executive officer of the Company or any key employee of the Company or any Affiliate, whether such executive officer or key employee is so employed on the Effective Date or becomes employed subsequent to the Effective Date.
Section 2.24. “ESOP” means the Chromcraft Revington, Inc. Employee Stock Ownership Plan Trust which forms a part of the Chromcraft Revington, Inc. Employee Stock Ownership Plan, as currently in effect or as may be amended hereafter from time to time.
Section 2.25. “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.
Section 2.26. “Fair Market Value” means the average of the high and low prices of a Share as of a particular date, as reported by the principal securities exchange or market on which the Shares are then listed or traded or, if there are no trades of shares on such date, on the next preceding day on which Shares were traded.
Section 2.27. “Fiscal Year” means the annual accounting period of the Company.
Section 2.28. “Immediate Family Members” has the meaning set forth in Section 14.7.
Section 2.29. “NASD Dealer” means a broker-dealer who is a member of the National Association of Securities Dealers, Inc.
Section 2.30. “Option” means an Award made to a Participant pursuant to Article VI of an option to purchase Shares that does not meet the requirements of Code Section 422 applicable to incentive stock options.
Section 2.31. “Option Period” means the period during which an Option shall be exercisable in accordance with the applicable Award Agreement and Article VI.
Section 2.32. “Participant” means an Employee to whom an Award has been made.

Section 2.33. “Performance Measures” means the business criteria determined by the Committee, in its sole discretion, to be applicable to a Participant with respect to an Award that is performance-based. Each Performance Measure shall contain an Award Rate and shall be weighted as a percentage of an Award and shall provide for a targeted level or levels of achievement relating to one or more of the following business criteria with respect to the Company and/or one or more Affiliates or divisions: (a) EBIT, EBITDA or EBITDAE, (b) return on net assets, (c) return on equity, (d) return on invested capital, (e) sales or revenues, (f) net income, (g) earnings per share on a diluted basis, and (h) such other measures, metrics or strategic actions as may be determined by the Committee in its discretion from time to time that apply to an Employee who is not a Covered Employee. The Performance Measures may differ from Participant to Participant, from Award to Award and from Performance Period to Performance Period. Achievement of Performance Measures shall be determined for Covered Employees based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles (or as may otherwise be determined by the Board of Directors) and may exclude any one-time, non-recurring charges or credits as determined by the Board of Directors or the Committee.
Section 2.34. “Performance Period” means the period of time during which Performance Measures must be achieved with respect to an Award, as determined by the Committee. No performance-based Award shall specify a Performance Period of less than one year.
Section 2.35. “Performance Share” means an Award made to a Participant pursuant to Article IX.
Section 2.36. “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture.
Section 2.37. “Plan” means the Chromcraft Revington, Inc. 2007 Executive Incentive Plan, as set forth in this document and as may hereafter be amended from time to time.
Section 2.38. “1992 Plan” means the Chromcraft Revington, Inc. 1992 Stock Option Plan as in effect on December 31, 2006.
Section 2.39. “Restricted Stock” means an Award made to a Participant pursuant to Article VIII.
Section 2.40. “Retirement” means the date on which a Participant retires from employment with the Company or any Affiliate on or after attaining age 65.
Section 2.41. “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future rule or regulation amending, supplementing or superseding such rule.
Section 2.42. “Section 16 Person” means a person who is required to file appropriate forms or reports with the Securities and Exchange Commission pursuant to Section 16 of the 1934 Act and the regulations promulgated thereunder.
Section 2.43. “Shares” means the whole shares of voting common stock ($.01 par value) of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in Section 4.5, or the stock of any successor to the Company which is so designated for purposes of the Plan.
Section 2.44. “Stock Appreciation Right” or “SAR” means an Award made to a Participant pursuant to Article VII.

Section 2.45. “Subsidiary” means CR Chromcraft, Inc., CR Home, Inc. and CR Home Occasional, Inc. and such other present or future direct or indirect subsidiary corporations or entities of the Company which are designated by the Board of Directors or the Committee as a Subsidiary under this Plan.
Section 2.46. “Termination of Service” means any termination, whether pursuant to an employment agreement or otherwise, that results in a Participant ceasing, for whatever reason, to be an Employee of the Company or any Affiliate, including, but not limited to, death, Disability, Retirement, any termination by the Company or any Affiliate of the Participant’s employment with the Company or Affiliate (whether with or without Cause), and any voluntary resignation or termination by the Participant of his or her employment with the Company or any Affiliate. A Termination of Service also shall occur with respect to an Employee who is employed by an Affiliate if the Affiliate ceases to be an Affiliate and the Participant shall not immediately thereafter become an Employee of the Company or another Affiliate. For purposes of the Plan, transfers or changes of employment between the Company and an Affiliate (or between Affiliates), or transfers to a different office, facility or location of the Company or any Affiliate, shall not be deemed a Termination of Service.
ARTICLE III
ADMINISTRATION
Section 3.1. The Committee. The Plan shall be administered by the Committee. The decision or action of a majority of the actual number of members of the Committee shall constitute the decision or action of the Committee. The Committee shall consist of not less than three Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors each of whom is (a) independent under the director independence requirements of the principal securities exchange or market on which the Shares are then traded or listed, (b) a “non-employee director” under Rule 16b-3, and (c) an “outside director” under Code Section 162(m).
Section 3.2. Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee shall have full power and discretion to select Employees who shall be Participants under the Plan for each Performance Period; determine the amounts, sizes, types, vesting requirements, forfeitures, pay-outs, Exercise Prices or other prices and other attributes of Awards; determine the Performance Measures, Performance Periods, Periods of Restriction, Option Periods, Award Rates and all other goals, targets, terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan, all Award Agreements and any other agreements or instruments entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; and amend the terms and conditions of any outstanding Award and applicable Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. The Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.
Notwithstanding the foregoing or anything in the Plan to the contrary, neither the Board nor the Committee may, without the approval of the stockholders of the Company, make a material amendment to the Plan, such as (a) increasing the total number of Shares or Awards that may be issued under the Plan, except to make appropriate adjustments for any stock dividends, stock splits, recapitalizations or reclassifications as contemplated by Section 4.5, (b) utilizing a measure, goal or metric other than one of the Performance Measures, (c) re-pricing any Options or SARs that have been awarded to a Participant, except to make appropriate adjustments for any stock dividends, stock splits, recapitalizations or reclassifications as contemplated by Section 4.5, (d) increasing any benefit under an Award after such Award has been granted, (e) modifying the eligibility requirements for participation in the Plan, or (f) lapsing or waiving any restriction applicable to an Award (whether such restriction is contained in the Plan or an Award Agreement). Each Award, other than a cash Award, shall be evidenced by a written Award Agreement between the Company and the Participant and shall contain such terms and conditions established by the Committee consistent with the provisions of the Plan.

All material actions of the Committee with respect to the administration of the Plan (including, but not limited to, determinations relating to the Employees who will be Participants under the Plan; the amounts, sizes, types, vesting requirements, pay-outs, Exercise Prices or other prices and other attributes of awards; and the Performance Measures, Performance Periods, Periods of Restriction, Option Periods, Award Rates and other targets, terms and conditions of Awards) shall be presented to the Board of Directors for ratification or confirmation before such actions of the Committee are taken or implemented.
The Committee’s interpretations, decisions, determinations and actions under the Plan shall be made or taken by the Committee in its sole discretion and as it deems advisable or appropriate. The Committee’s interpretations, decisions, determinations and actions under the Plan need not be uniform and may be made or taken by the Committee selectively among Employees and Participants, whether or not such persons are similarly situated.
Any notice or document required to be given to or filed with the Committee shall be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee c/o Chromcraft Revington, Inc., 1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana 47906.
Section 3.3. No Delegation by the Committee. The Committee may not delegate all or any part of its authority and powers under the Plan to any other person.
Section 3.4. Decisions Binding. All determinations and decisions made by the Board of Directors or the Committee shall be final, conclusive and binding on all persons, including the Company, Participants, stockholders of the Company, Beneficiaries and persons having an interest in an Award. No such determinations shall be subject to de novo review if challenged in court.
Section 3.5. Adjustment to Awards. Subject to the limitations of the Plan (including, but not limited to Section 3.2), applicable law and the requirements of the principal securities exchange or market on which the Shares are then listed or traded, the Committee may make adjustments to Awards, Performance Measures, Performance Periods or Award Rates that the Committee determines to be advisable or appropriate.
Section 3.6. Payment on Change in Control or Termination of Service. Unless expressly provided otherwise in a Participant’s employment agreement with the Company or any Affiliate or in an Award Agreement, upon a Change in Control, (a) all outstanding and unvested or unearned non-cash Awards shall vest and be treated as earned or exercisable, at the “target” Award Rate, immediately prior to the effectiveness of the Change in Control; and (b) all outstanding and unearned cash Awards shall be treated as earned, at the “target” Award Rate, immediately prior to the effectiveness of the Change in Control, on a prorated basis, based upon the ratio that the number of days in the Performance Period prior to the effectiveness of the Change in Control bears to the total number of days in such Performance Period. Non-cash Awards that have become vested, earned or exercisable shall be paid to or exercisable by the Participant in accordance with the applicable Award Agreement but shall not be converted into securities of an acquiring or surviving entity in a Change in Control transaction without the prior written approval of such acquiring or surviving entity.

Notwithstanding the preceding paragraph, or any provision of an Award Agreement, in the event the Committee determines that any payments or benefits to a Participant under the Plan, an Award Agreement, an employment agreement, any plan, program or policy of the Company or any Affiliate, or otherwise from the Company or any Affiliate, which become payable, vested, issuable, exercisable or otherwise to or for the benefit of a Participant by virtue of a Change in Control, would not be deductible by the Company for federal income tax purposes due to the application of Code Section 280G, then, in such event, the Committee shall reduce such payments or benefits (but not below zero) under the Plan and any Award Agreement to the Reduced Amount. For purposes of the Plan and any Award Agreement, the “Reduced Amount” shall mean the maximum benefit payable or issuable to or otherwise treated as being vested or earned by a Participant under the Plan without causing any payments or benefits to the Participant (whether under the Plan, an employment agreement or otherwise) to be non-deductible to the Company for federal income tax purposes under Code Section 280G.
Upon any Termination of Service of a Participant, the then outstanding and unvested or unearned Awards (whether cash or non-cash Awards) shall be treated as set forth below in this Section, unless expressly provided otherwise in a Participant’s employment agreement with the Company or any Affiliate or in an Award Agreement. In the event of any conflict between a Participant’s employment agreement with the Company or any Affiliate and an Award Agreement, the Award Agreement shall control.
Upon a Termination of Service due to the death or Disability of a Participant, all outstanding and unvested or unearned Awards at the time of such Termination of Service shall vest and be paid, earned or exercisable (a) on a prorated basis based upon the length of time that the Participant was employed by the Company or any Affiliate during the applicable Performance Period to which each such Award relates, and (b) only if the applicable Performance Measures and all other targets, metrics, measures, terms and conditions to which each such Award relates are ultimately satisfied or fulfilled. In the event an Award shall become so vested, earned or exercisable, the Award shall be paid to or exercisable by the Participant or his or her representative, as the case may be, in accordance with the applicable Award Agreement. Upon a Termination of Service due to the death or Disability of a Participant, all vested, earned or exercisable Awards at the time of such Termination of Service shall be paid to or exercisable by the Participant or his or her representative in accordance with the applicable Award Agreement.
Upon a Termination of Service due to a voluntary resignation by the Participant (whether with or without good reason) of his or her employment with the Company or any Affiliate prior to Retirement or due to a termination of the Participant’s employment by the Company or any Affiliate without Cause, (a) all outstanding and unvested or unearned Awards at the time of such Termination of Service shall be immediately forfeited and the Participant shall have no rights or claims with respect thereto, and (b) all vested, earned or exercisable Awards at the time of such Termination of Service shall be paid to or exercisable by the Participant in accordance with the applicable Award Agreement. Upon a Termination of Service due to a termination of the Participant’s employment by the Company or any Affiliate with Cause, all vested or earned but unexercised or unpaid Awards, and all outstanding and unvested or unearned Awards, at the time of such Termination of Service shall be immediately forfeited and the Participant shall have no rights or claims with respect thereto.
Upon a Termination of Service due to the Retirement of a Participant, all outstanding and unvested or unearned Awards at the time of such Termination of Service shall vest and be paid, earned or exercisable (a) on a prorated basis based upon the length of time that the Participant was employed by the Company or any Affiliate during the applicable Performance Period to which each such Award relates, and (b) only if the applicable Performance Measures and all other targets, metrics, measures, terms and conditions to which each such Award relates are ultimately satisfied or fulfilled; provided, however, that if the Participant’s Retirement occurs during the first six (6) months of a Performance Period, then all Awards relating to such Performance Period shall be immediately forfeited upon Retirement and the Participant shall have no rights or claims with respect thereto. Upon a Termination of Service due to the Retirement of a Participant, all vested, earned or exercisable Awards at the time of such Termination of Service shall be paid to or exercisable by the Participant in accordance with the applicable Award Agreement.

Section 3.7. Communication of Award Opportunity Level and Awards. Not later than ninety (90) days following the beginning of each Performance Period, as applicable, the Performance Measures (and their respective weightings), the Award Rates and any other requirements, criteria, attributes, terms and conditions for Awards for such Performance Period shall be communicated in writing by the Committee to the Participants eligible for such Awards. Such communication shall not constitute the grant of an Award.
Section 3.8. Limitation on Awards. Notwithstanding any other provision in the Plan to the contrary, except the limitation specified in Section 3.6 which shall take priority over the provisions of this Section, the following limitations on Awards shall apply:
(a)	The maximum amount of all cash Awards paid under the Plan to any one Participant in any Fiscal Year shall not exceed (i) with respect to each officer of the Company, the lesser of two (2) times such officer’s base salary paid in the Fiscal Year prior to the year in which the Award is paid or $850,000, and (ii) with respect to each other Participant, the lesser of such Participant’s base salary paid in the Fiscal Year prior to the year in which the Award is paid or $300,000; and

(b)	The maximum amount of all non-cash Awards paid or earned under the Plan to any one Participant in any Fiscal Year for Performance Periods in excess of one year shall not exceed (i) with respect to each officer of the Company, the lesser of two (2) times such officer’s base salary paid in the Fiscal Year prior to the year in which the Award is earned or $850,000 (except that the maximum amount of all non-cash Awards granted to the Chief Executive Officer of the Company in 2006 shall be $850,000), and (ii) with respect to each other Participant, the lesser of such Participant’s base salary paid in the Fiscal Year prior to the year in which the Award is earned or $300,000; and

(c)	In the event any Award exceeds either or both of the above limitations, then the Committee shall adjust and reduce the dollar value of the Award to the applicable limitation in such amounts and on such basis as the Committee, in its sole discretion, deems appropriate; and

(d)	The limitations of this Section 3.8 shall not apply to Awards that become payable, vested, issuable, exercisable or otherwise by virtue of a Change in Control. The limitation on Awards paid or earned in connection with a Change in Control shall be governed by Section 3.6.
Section 3.9. Form of Payment of Non-Cash Awards. Subject to the limitations contained in Sections 3.6 and 3.8 hereof and so long as the Award has been vested or earned, all non-cash Awards may, in the sole discretion of the Committee, be paid fifty percent (50%) in a single lump sum payment (in immediately available funds) and fifty percent (50%) in Shares or Options. The Committee shall make such determination with respect to the form of payment of non-cash Awards at the time that the Awards are granted, paid or earned.
Section 3.10. Time of Payment of Awards. Once an Award has vested or been earned, the Award shall, with respect to cash Awards, be paid within one hundred twenty (120) days following the end of the applicable Performance Period and shall, with respect to non-cash Awards, be paid, issued or become exercisable on the date on which the non-cash Award has vested or been earned.

Section 3.11. Performance-Based and Other Awards. The Committee may, in its sole discretion, require that Awards shall vest or become earned or exercisable based upon (a) the achievement or satisfaction of Performance Measures, or (b) continued service with the Company or any of its Affiliates; provided, however, that Awards to executive officers of the Company shall vest or become earned or exercisable based upon the achievement of Performance Measures. The Committee shall follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure the qualification of Awards under Code Section 162(m) that are to be considered “performance-based compensation” to Covered Employees.
Section 3.12. Section 83(b) Election. The Committee may, in its sole discretion, provide in an Award Agreement that a Participant to whom an Award has been made is permitted to make or is prohibited from making an election with respect to such Award under Code Section 83(b). If a Participant to whom an Award has been granted is permitted to make an election under Code Section 83(b), then the Participant shall provide a copy of such election to the Company within thirty (30) days following the Award Date.
ARTICLE IV
SHARES SUBJECT TO THE PLAN
Section 4.1. Number of Shares. Subject to adjustment as provided in Section 4.5, a maximum aggregate of Four Hundred Forty Thousand (440,000) Shares relating to Options, SARs, Restricted Stock and Performance Shares, plus any Shares attributable to awards under the 1992 Plan that are unexercised upon the termination or lapse of such awards and Shares that otherwise cease to be subject to awards under the 1992 Plan, may be granted under the Plan. Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or Shares purchased by the Company in the open market or in privately-negotiated transactions, or any combination thereof, as the Committee or the Board of Directors may from time to time determine in its sole discretion. Any Award (or any portion thereof) under the Plan and any award under the 1992 Plan that is forfeited or that remains unearned, unpurchased, undistributed, unvested or unexercised upon its termination or expiration, or Shares that otherwise cease to be subject to an Award, may be made the subject of other Awards under the Plan to the same or other Participants. If the Exercise Price of any Option, or if any tax liability or tax withholding obligation with respect to an Award, is satisfied by tendering Shares, only the number of Shares actually issued to a Participant, net of the Shares tendered, shall be counted against the maximum number of non-cash Awards specified above.
Section 4.2. Successor Plan. Any Awards or Shares that are available immediately prior to the termination of the Plan, or any Awards or Shares returned to the Company for any reason upon the termination of the Plan, may be transferred to a successor plan.
Section 4.3. Restrictions on Shares. Shares issued upon exercise of an Award shall be subject to the terms, conditions and restrictions specified in the Plan and to such other terms, conditions and restrictions as the Committee, in its sole discretion, may determine or provide in an Award Agreement. The Committee, in its sole discretion, may issue certificates for non-cash Awards or Shares or may keep a record of non-cash Awards or Shares in book-entry form. The Committee, in its sole discretion, shall not be required to cause the issuance or delivery of any certificates for Shares, prior to (a) the listing of such Shares on the principal securities exchange or market on which the Shares may then be listed or traded, (b) the completion of any registration or qualification of such Shares under applicable law or an exemption therefrom, and (c) the satisfaction of all other requirements imposed by law or the Committee. The Company may cause any certificate for any Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the restrictions on transfer of such Shares as provided in the Plan, as required by applicable law or as the Committee may otherwise require. No fractional Shares shall be issued under the Plan; rather, fractional shares shall be aggregated and then rounded to the next lower whole Share.

Section 4.4. Stockholder Rights. Except with respect to Restricted Stock as provided in Article VIII, no person shall have any rights or privileges of a stockholder (including, but not limited to, voting and dividend rights) with respect to Shares relating to an Award until, after proper exercise or vesting of the Award or other action as may be required by the Committee in its sole discretion, such Shares are recorded on the Company’s official stockholder records (or the records of its transfer agent or registrar) as issued to the Participant. Upon exercise or vesting of an Award or any portion thereof, the Company shall have a reasonable period in which to issue the Shares and any certificate representing such Shares to the Participant, and the Participant shall not, except with respect to Restricted Stock as provided in Article VIII, be treated as a stockholder for any purpose whatsoever prior to such issuance. No payment or adjustment shall be made for cash dividends, distributions or other rights for which the record date is prior to the date such Shares are recorded as issued to the Participant in the Company’s official stockholder records (or the records of its transfer agent or registrar), except as otherwise expressly provided in the Plan or in an Award Agreement.
Section 4.5. Changes in Stock. In the event of any change in the Shares by virtue of any stock dividends, stock splits, recapitalizations or reclassifications, or in the event that other securities of the Company shall be substituted for the Shares other than by a Change in Control, the Committee shall appropriately adjust (a) the maximum number of Awards or Shares that may be issued under the Plan, (b) the number, kind and class of securities subject to outstanding Awards, (c) the Exercise Price or other price relating to an Award, and (d) any other term of any Award, all in such manner as the Committee, in its sole discretion, deems advisable or appropriate. Subject to Section 3.2, any determination by the Committee under this Section shall be final and conclusive.
ARTICLE V
ELIGIBILITY
Only Employees are eligible to participate in the Plan. The Committee shall, from time to time and in its sole discretion, select Employees to whom Awards will be made and determine the terms and conditions with respect thereto. In making any such selection and in determining the type, amount, vesting schedule, Performance Measures and other attributes, terms and conditions of an Award, the Committee may give consideration to the functions and responsibilities of the Employee to the Company or its Affiliates, the value of the Employee’s contributions or services (past, present or future) to the Company or its Affiliates, input from any officer of the Company or any of its Affiliates and such other factors deemed relevant by the Committee in its sole discretion. Committee members shall not be eligible to participate in the Plan while serving as Committee members. A Participant can be removed as a Participant in the Plan by the Committee effective at any time.
As a condition to eligibility to participate in the Plan, each Participant shall be required to agree to certain covenants relating to (a) non-solicitation of employees and customers of the Company and any Affiliate, (b) maintaining the confidentiality of non-public information relating to the Company and any Affiliate, (c) adherence to the Company’s code of business conduct or ethics, and (d) such other matters as determined by the Committee in its sole discretion. Such covenants, and the consequences of any breach thereof, shall be set forth in each Award Agreement or in a separate agreement.

ARTICLE VI
STOCK OPTIONS
Section 6.1. Award of Options. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may award Options to Employees as the Committee, in its sole discretion, determines. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, shall determine the number of Shares subject to each Option.
Section 6.2. Option Award Agreement. Each Option shall be evidenced by an Award Agreement that specifies the number of Shares to which the Option pertains, the Exercise Price, the Performance Measures, the Performance Period, the Option Period, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, determines.
Section 6.3. Exercise Price. The Exercise Price for each Option shall be determined by the Committee in its sole discretion; provided, however, in no event will the Exercise Price be less than one hundred percent (100%) of the Fair Market Value of the Shares to which the Option relates determined as of the Award Date.
Section 6.4. Duration of Options. The Option Period with respect to each Option shall not exceed ten years.
Section 6.5. Exercisability of Options. All Options shall be exercisable at such times, under such terms and subject to such restrictions and conditions as the Committee determines in its sole discretion and specified in the Award Agreements to which such Options relate.
Section 6.6. Method of Exercise. Subject to the provisions of the applicable Award Agreement, a Participant may exercise an Option, in whole or in part, at any time during the Option Period by giving written notice to the Company of exercise on a form provided by the Committee. Such notice shall specify the number of Shares subject to the Option to be purchased and shall be accompanied by payment in full of the total Exercise Price by cash, check or wire transfer of immediately available funds or such other form of payment as the Company may accept. If permitted by the Committee or the applicable Award Agreement, payment in full or in part also may be made by:
(a)	The delivery of Shares already owned by the Participant for more than six months and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price; or

(b)	The delivery of cash by a NASD Dealer as a Cashless Exercise.
No Shares shall be issued until full payment therefor has been made to the Company. A Participant shall have all of the rights of a stockholder of the Company holding the class of Shares subject to the Option (including, if applicable, the right to vote the Shares and the right to receive dividends and distributions) only after the Participant has given written notice of exercise, has paid the total Exercise Price and such Shares have been recorded on the Company’s official stockholder records (or the records of its transfer agent or registrar) as having been issued to the Participant.
Section 6.7. Reload Provision. In the event a Participant exercises an Option and pays all or a portion of the Exercise Price in Shares, in the manner permitted by Section 6.6, such Participant may (either pursuant to terms of the Award Agreement or pursuant to the sole discretion of the Committee at the time the Option is exercised) be issued a new Option to purchase additional Shares equal to the number of Shares surrendered to the Company in such payment. Such new Option shall (a) have an Exercise Price equal to the Fair Market Value per Share on the Award Date of the new Option, (b) have an Option Period as determined by the Committee in its sole discretion, and (c) expire on the same date as the original Option so exercised by payment of the Exercise Price in Shares.

Section 6.8. Restrictions on Sale or Transfer of Underlying Shares. Except in the case of a Change in Control or the death of a Participant, Shares issued upon the exercise of an Option which did not require by its terms the satisfaction or achievement of any Performance Measure cannot be sold or transferred for a period of three years commencing on the date such Shares are issued to the Participant. Except in the case of a Change in Control or the death of a Participant, Shares acquired on the exercise of an Option that required by its terms the satisfaction or achievement of any Performance Measure cannot be sold or transferred for a period of one year commencing on the date such Shares are issued to the Participant.
Section 6.9. Restrictions on Transferability of Options. In addition to the restrictions imposed by Sections 6.8 and 14.7, the Committee may impose such restrictions on transfer of any Options or any Shares acquired pursuant to the exercise of an Option as it deems advisable or appropriate in its sole discretion.
Section 6.10. Limitation on Number of Options. No Participant shall receive an Award of Options for any Performance Period which, together with any Award of SARs granted to such Participant for the same Performance Period, shall exceed 25,000 Shares in the aggregate.
ARTICLE VII
STOCK APPRECIATION RIGHTS
Section 7.1. Award of SARs. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may award SARs to Employees as the Committee, in its sole discretion, determines. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, shall determine the number of SARs awarded to any Participant.
Section 7.2. SAR Award Agreement. Each SAR shall be evidenced by an Award Agreement that specifies the number of SARs, the exercise price, the exercise dates, the Performance Measures, the Performance Period any conditions to the exercise of the SAR and such other terms and conditions as the Committee, in its sole discretion, determines.
Section 7.3. Exercise of SARs. SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall specify in the applicable Award Agreement; provided, however, that the exercise price of a SAR shall be equal to the Fair Market Value of a Share on the date of grant of the SAR.
Section 7.4. Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)	The sum resulting from the Fair Market Value of a Share on the date of exercise less the exercise price of the SAR (so long as such sum is a positive number); by

(b)	The number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Committee, such payment may be in cash, in Shares which have a Fair Market Value equal to the cash payment calculated under this Section or in a combination of cash and Shares.
Section 7.5. Termination of SAR. A SAR shall terminate at the time provided in the applicable Award Agreement.
Section 7.6. Restrictions on Transferability. In addition to the restrictions imposed by Section 14.7, the Committee may impose such restrictions on transfer of any SARs or any Shares acquired pursuant to the exercise of a SAR as it deems advisable or appropriate in its sole discretion. Notwithstanding the foregoing, except in the case of a Change in Control or the death of a Participant, Shares issued on the exercise of a SAR which did not require by its terms the satisfaction or achievement of any Performance Measure cannot be sold or transferred for a period of three years commencing on the date such Shares are issued to the Participant and, in the case of a SAR which by its terms required the satisfaction or performance of any Performance Measure, such Shares cannot be sold or transferred for a period of one year from the date such Shares are issued to the Participant.
Section 7.7. Limitation on Number of SARs. No Participant shall receive an Award of SARs for any Performance Period which, together with any Award of Options granted to such Participant for the same Performance Period, shall exceed 25,000 Shares in the aggregate.
ARTICLE VIII
RESTRICTED STOCK
Section 8.1. Award of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may award Shares of Restricted Stock to Employees in such amounts as the Committee, in its sole discretion, determines. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, shall determine the number of Shares of Restricted Stock awarded to any Participant.
Section 8.2. Restricted Stock Award Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that specifies the number of Shares of Restricted Stock, the Period of Restriction, the Performance Measures, the Performance Period and such other terms and conditions as the Committee, in its sole discretion, determines.
Section 8.3. Restrictions on Transferability. Until the end of the applicable Period of Restriction, Shares of Restricted Stock (a) cannot be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, nor can a lien, security interest or option be placed thereon, and (b) are not subject to execution, attachment or similar process or otherwise available to the creditors of a Participant. In addition to the restrictions imposed by Section 14.7, the Committee may impose such additional restrictions on transfer of any Restricted Stock as it deems advisable or appropriate in its sole discretion.
Section 8.4. Period of Restriction. Except in the case of a Change in Control or the death of a Participant, the Period of Restriction applicable to an Award of Restricted Stock which did not require by its terms the satisfaction or achievement of any Performance Measure shall not be less than three years commencing on the Award Date and, in the case of an Award which by its terms requires the satisfaction or achievement of any Performance Measure, the Period of Restriction shall not be less than one year commencing on the Award Date.

Section 8.5. Book-Entry Securities; Removal of Restrictions. The Company shall issue and maintain Shares of Restricted Stock in book-entry form in the name of the Participant, and such Shares shall be outstanding for all corporate purposes. Until such time as the Shares of Restricted Stock shall vest and become free of the restrictions placed thereon, no certificate representing such Shares shall be issued to, in the name or for the benefit of any Participant. Shares of Restricted Stock may vest and become free of the restrictions placed thereon incrementally during, or at the end of, a Performance Period or in such other manner as the Committee, in its sole discretion, determines. Promptly following the date on which Shares of Restricted Stock vest or become free of the restrictions placed thereon, the Company shall release such Shares to the Participant, less any withholding for applicable taxes.
Section 8.6. Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock shall possess full voting rights with respect to such Shares, unless the applicable Award Agreement expressly provides otherwise.
Section 8.7. Dividend Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all dividends and other distributions, if any, with respect to such Shares, unless the applicable Award Agreement expressly provides otherwise.
Section 8.8. Return of Restricted Stock to Company. All Shares of Restricted Stock that have not vested or have not become free of the restrictions placed thereon by the end of Period of Restriction shall be forfeited and shall revert to the Company and thereafter shall be available for new Awards.
ARTICLE IX
PERFORMANCE SHARES
Section 9.1. Award of Performance Shares. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may award Performance Shares to Employees in such amounts as the Committee, in its sole discretion, determines. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, shall determine the number of Performance Shares awarded to any Participant.
Section 9.2. Performance Share Award Agreement. Each Performance Share shall be evidenced by an Award Agreement that specifies the number of Performance Shares, the Performance Period, the Performance Measures and such other terms and conditions as the Committee, in its sole discretion, determines.
Section 9.3. Value of Performance Shares. Each Performance Share shall have an initial value corresponding to the Fair Market Value of a Share on the Award Date.
Section 9.4. Book-Entry Securities; Earning of Performance Shares. The Company shall maintain Performance Shares in book-entry form in the name of the Participant, but such Shares shall not be issued or outstanding for any corporate purpose. Performance Shares may be earned incrementally during, or at the end of, a Performance Period or in such other manner as the Committee, in its sole discretion, determines. After the applicable Performance Period has ended, the Participant shall be entitled to receive those Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the applicable Performance Measures were achieved.
Section 9.5. Form of Payment of Performance Shares. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, Options or Shares which have an aggregate Fair Market Value equal to the value of the earned Performance Shares, as the case may be, determined as of the last day of the applicable Performance Period, or a combination thereof.

Section 9.6. No Rights as Stockholder. Participants shall not have any rights as a stockholder of the Company with respect to any Performance Shares until such time as such Shares have been earned or vested and payment of such Performance Shares has been made in Shares rather than cash (as determined by the Committee), and the Shares have been recorded on the Company’s official stockholder records (or the records of its transfer agent or registrar) as issued to the Participant.
Section 9.7. Restrictions on Transferability. In addition to the restrictions imposed by Section 14.7, the Committee may impose such restrictions on transfer of any Performance Shares as it deems advisable or appropriate in its sole discretion. Notwithstanding the foregoing, except in the case of a Change in Control or the death of a Participant, Shares issued with respect to earned Performance Shares which were the subject of an Award that by its terms did not require the satisfaction or achievement of any Performance Measure, the Performance Period applicable to such Award shall not be less than three years and, in the case of an Award which by its terms required the satisfaction or achievement of any Performance Measure, the Performance Period shall not be less than one year.
ARTICLE X
CASH AWARDS
Section 10.1. Calculation of Awards. For each Fiscal Year, the Committee may, in its sole discretion, establish the following with respect to the payment of Awards of cash under the Plan:
(a)	The Performance Measures to be achieved or satisfied;

(b)	The weight accorded to each Performance Measure for each Participant;

(c)	The Award Rates for each Participant; and

(d)	Such other terms and conditions as the Committee, in its sole discretion, determines.
Section 10.2. Deferred Payment of Cash Awards. No Participant may defer the receipt of payment of a cash Award that would otherwise be due to a Participant by virtue of the achievement or satisfaction of the Performance Measures relating to such Award.
ARTICLE XI
AMENDMENT, TERMINATION AND DURATION
Section 11.1. Amendment, Suspension or Termination. The Board of Directors may supplement, amend, alter, freeze or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration, freezing or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore awarded without the Participant’s consent, except that any supplement, amendment, alteration, freezing or discontinuation may be made to (a) avoid a material charge or expense to the Company or an Affiliate, (b) cause the Plan to comply with applicable law, or (c) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, the Board of Directors, in its sole discretion at any time and from time to time, may supplement, amend, alter, freeze or discontinue the Plan without the approval of the Company’s stockholders only so long as such approval is not required by applicable law or the terms of a written agreement or such supplement, amendment, alteration, freezing or discontinuation does not involve or result in (i) increasing the total number of Shares or Awards that may be issued under the Plan, except to make appropriate adjustments for any stock dividends, stock splits, recapitalizations or reclassifications as contemplated by Section 4.5, (ii) allowing the Committee (or such other committee which administers the Plan) to utilize a measure, goal or metric other than one of the Performance Measures, (iii) re-pricing any Options or SARs that have been awarded to a Participant, except to make appropriate adjustments for any stock dividends, stock splits, recapitalizations or reclassifications under Section as contemplated by Section 4.5, (iv) increasing any benefit under an Award after such Award has been granted, (v) modifying the eligibility requirements for participation in the Plan, (vi) lapsing or waiving any restriction applicable to an Award (whether such restriction is contained in the Plan or an Award Agreement), or (vii) such other material amendment of the Plan.
Section 11.2. Duration of the Plan and Stockholder Approval. The Plan shall become effective on the Effective Date, and subject to Section 11.1, shall remain in effect thereafter; provided, however, that no Options may be exercised and no other Award may be exercised, issued, earned, vested or otherwise paid hereunder until the Plan has been approved by the stockholders of the Company; and provided further, however, that no Awards shall be granted after the tenth anniversary of the Effective Date.
ARTICLE XII
TAX WITHHOLDING
Section 12.1. Withholding Requirements. All applicable federal, state, local and other income and employment taxes (and all interest and penalties thereon) that arise by virtue of the payment, exercise, vesting or earning of an Award shall be the responsibility of and paid by the Participant. Prior to the delivery of any Shares or cash pursuant to the payment or exercise of an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all federal, state, local and other income and employment taxes required to be withheld with respect to the payment or exercise of such Award.
Section 12.2. Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy the Participant’s tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering Shares then owned by the Participant for more than six months to the Company, in each case which have a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed, in the case of income tax withholding, the amount determined, based upon minimum statutory requirements, by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of income tax to be withheld is determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.
ARTICLE XIII
LEGAL CONSTRUCTION
Section 13.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine and neuter, the plural shall include the singular, and the singular shall include the plural.
Section 13.2. Severability. In the event any provision of the Plan (or any portion thereof) is held to be illegal, invalid or unenforceable for any reason, such illegality, invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid or unenforceable provision (or portion thereof) had never been included herein.

Section 13.3. Requirements of Law. The grant of Awards and the issuance of Shares under the Plan shall be subject to all applicable statutes, laws, rules and regulations and to such approvals and requirements as may be required from time to time by any governmental authorities or any securities exchange or market on which the Shares are then listed or traded.
Section 13.4. Governing Law. Except to the extent preempted by the federal laws of the United States of America, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles or rules (whether of the State of Indiana or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the State of Indiana. The Plan and all Award Agreements are intended to comply, and shall be construed by the Committee in a manner which complies, with Code Section 162(m), Code Section 409A and all other applicable laws. To the extent there is any conflict between a provision of the Plan or an Award Agreement and a provision of Code Section 162(m), Code Section 409A or any other applicable law, the application of Code Section 162(m), Code Section 409A or any other applicable law, as the case may be, shall control.
Section 13.5. Headings. The descriptive headings and sections of the Plan are provided herein for convenience of reference only and shall not serve as a basis for interpretation or construction of the Plan.
Section 13.6. Mistake of Fact. Any mistake of fact or misstatement of facts shall be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.
Section 13.7. Code Section 162(m) Requirements and Bifurcation of the Plan. It is the intent of the Company that the Plan and Awards satisfy and be interpreted in a manner that, in the case of Participants who are Covered Employees, satisfy any applicable requirements as “performance-based compensation.” Any provision, application or interpretation of the Plan which is inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan or any Award agreement, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or Award specified by the Committee which are necessary to satisfy the requirements of Code Section 162(m) are only applicable to persons who are Covered Employees.
ARTICLE XIV
MISCELLANEOUS
Article 14.1. No Effect on Employment or Service. Neither the Plan or any Award, nor the execution of any Award Agreement, shall confer upon any Participant any right to continued employment by the Company or will interfere with or affect in any way the right of the Company to terminate any Participant’s employment at any time, with or without Cause, or to change the terms and conditions of such employment, unless expressly provided otherwise in a written employment agreement between the Participant and the Company or an Affiliate. Employment with the Company or any of its Affiliates is on an employee-at-will basis only, unless expressly provided otherwise in a written employment between the Participant and the Company or an Affiliate. If there is any conflict between the Plan and an employment agreement between a Participant and the Company or an Affiliate, the employment agreement shall control.

Section 14.2. No Advice. The Company, any Affiliate, the Board of Directors, the Committee and any attorneys, accountants, advisors or agents for any of the foregoing shall not provide any advice, counsel or recommendation to any Participant with respect to, without limitation, any Award, any exercise of an Option or any tax consequences relating to an Award.
Section 14.3. Participation. No Employee shall have the right to be selected to be a Participant or to receive an Award under the Plan or, after having been selected to be a Participant for a particular Performance Period, to be selected to be a Participant for another Performance Period or to receive any future Awards (whether or not on the same terms and conditions or with similar Performance Measures or otherwise). Participation in the Plan shall not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.
Section 14.4. No Liability. No member of the Board of Directors, the Committee or any officer or employee of the Company or any Affiliate shall be personally liable for any action, failure to act, decision or determination made in good faith in connection with the Plan.
Section 14.5. Successors. All obligations of the Company under the Plan with respect to Awards hereunder shall be binding on any successor or assign of the Company, whether or not the existence of such successor or assign is the result of a Change in Control.
Section 14.6. Beneficiary Designations. Any Participant may designate, on such forms as may be provided by the Committee for such purpose, a Beneficiary to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.
Section 14.7. Nontransferability of Awards. Except as otherwise provided in Sections 6.8, 7.6, 8.3 and 9.7, and except as provided in subsections (a) and (b) below, no Award can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, nor can a lien, security interest, option or right to acquire be placed thereon (whether by operation of law, whether voluntarily or involuntarily or otherwise) except by will or by the laws of descent and distribution. In addition, no Award will be subject to execution, attachment or similar process or otherwise be available to the creditors of a Participant. Any attempted or purported act in contravention of or in breach of the Plan or an Award Agreement shall be null and void and of no force or effect whatsoever. All rights with respect to an Award awarded to a Participant shall be exercisable during his or her lifetime only by the Participant, except as provided otherwise in this Section.
(a)	Transfers of Options. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of an Option by a Participant to: (i) the Participant’s spouse, any children or lineal descendants of the Participant or the Participant’s spouse, or the spouse(s) of any such children or lineal descendants (collectively, “Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of Immediate Family Members; or (iii) a partnership or limited liability company in which the Participant and/or the Immediate Family Members are the only equity owners, (collectively, “Eligible Transferees”); provided, however, that, in the event the Committee permits the transferability of Options awarded to the Participant, the Committee may subsequently, in its sole discretion, amend, modify, revoke or restrict, without the prior consent, authorization or agreement of the Eligible Transferee, the ability of the Participant to transfer Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member’s will or by the laws of descent and distribution upon the death of such Immediate Family Member.

(b)	Exercise by Eligible Transferees. In the event that the Committee, in its sole discretion, permits the transfer of Options by a Participant to an Eligible Transferee under subsection (a), the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee’s executor or administrator only in the same manner, to the same extent, and under the same circumstances (including, but not limited to the time period within which the Options must be exercised) as the Participant could have exercised such Options. The Participant, or in the event of his or her death, the Participant’s estate, shall remain liable for all federal, state, local and other taxes applicable upon the exercise of an Option by an Eligible Transferee.
Section 14.8. Unfunded Plan. Benefits payable under the Plan to any person shall be paid by the Company from its general assets, and any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company. Shares to be distributed under the Plan shall be issued directly by the Company from its authorized but unissued Shares or treasury Shares or acquired by the Company on the open market or in privately-negotiated transactions, or a combination thereof. The Company shall not be required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under the Plan. If, however, the Company determines to reserve Shares or any cash amounts to discharge its obligations hereunder, such reservation shall not be deemed to create a trust or other funded arrangement.
Section 14.9. Medical Testing. In connection with a determination of whether a Disability of a Participant exists and as a condition to being a Participant in the Plan, the Participant shall promptly submit to such reasonable testing as the Company may require and the Participant consents to such test results being provided to the Company. The Participant hereby agrees to make himself or herself promptly available for examination by a medical doctor upon reasonable request by the Board of Directors or the Committee and consents to provide promptly the results of such examination and any diagnosis as well as any other test results to the Company.
* * *

APPENDIX B

AUDIT COMMITTEE CHARTER

I. PURPOSE

The primary objectives of the Audit Committee are to assist the Board of Directors in its oversight of (i) the integrity of the financial statements of Chromcraft Revington, Inc. (the “Company”), (ii) the qualifications and independence of the Company’s independent auditors, (iii) the performance of the Company’s internal audit function, and (iv) the Company’s compliance with certain applicable legal and regulatory requirements. In addition, the Audit Committee shall appoint, oversee the performance of and approve the fees of the Company’s independent auditors.

In addition, the Audit Committee shall serve as the qualified legal compliance committee in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission.

The Audit Committee shall also prepare the Committee report to be included in the Company’s annual meeting proxy statement.

II. RESPONSIBILITIES

The Audit Committee’s primary responsibilities include:

Independent Auditors

•
The Committee shall have the sole authority to appoint or replace the independent auditors (subject, if applicable, to stockholder ratification), and the independent auditors shall report directly to the Committee. The Committee shall be directly responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934 which are approved by the Committee prior to the completion of the audit. The Committee may delegate authority to subcommittees to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

•	Review and approve the audit fees and all other engagement fees or compensation to be paid to the independent auditors.

•	Meet with the independent auditors prior to the commencement of the annual audit to discuss planning, staffing and budgeting of the audit.

•
Review with the independent auditors any problems or difficulties and management’s response to any material questions or issues posed by the independent auditors during the engagement. Among the items the Committee may review with the independent auditors

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are any communications between the audit team and the independent auditors’ national office with respect to auditing or accounting issues presented by the engagement, as well as any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors.

•
Discuss with the independent auditors the Company’s financial and accounting personnel and the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of internal controls or particular areas where new or more detailed controls or procedures are desirable or necessary.

•
Obtain and review a report from the independent auditors at least annually regarding (i) the independent auditors’ internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditors and the Company.

•
Evaluate the qualifications, performance and independence of the independent auditors, including a review and evaluation of the lead partner of the independent auditors, and taking into account the opinions of management. The Committee should present its conclusions with respect to the independent auditors to the Board of Directors.

•
Assure that the lead audit partner of the independent auditors and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002.

•	Obtain from the independent auditors assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

•	Establish clear hiring policies for employees and former employees of the independent auditors.

Financial Statements and Reporting

•
Review and discuss with management and the independent auditors the Company’s annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Form 10-K.

•
Review and discuss with management and the independent auditors the Company’s quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of each Form 10-Q of the Company, including the results of the independent auditors’ reviews of the quarterly financial statements to the extent applicable.

•
Review and discuss with management and the independent auditors, as applicable, (i) the Company’s selection or application of critical accounting policies or principles, including any significant changes in the Company’s selection or application of critical accounting

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policies or principles, (ii) any major issues regarding the Company’s critical accounting policies or principles and financial statement presentation, (iii) any major issues with respect to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies or weaknesses, (iv) analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (v) any off-balance sheet transactions, items or obligations (including contingent obligations) and any other relationships of the Company with unconsolidated entities that may have a current or future material effect on the Company’s financial statements, (vi) any pro forma information proposed to be included in the Company’s financial statements, (vii) any accounting adjustments that were identified or proposed by the independent auditors that were not implemented, and (viii) the effects of regulatory and accounting initiatives on the Company’s financial statements.

•
Review and discuss with management and the independent auditors, as applicable, the type and presentation of information to be included in earnings press releases (including any use of pro forma or adjusted non-GAAP information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts, rating agencies or the public.

•
Review with management and the independent auditors any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues with respect to the Company’s financial statements, accounting policies or internal controls.

•
Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

•
Review disclosures made to the Committee by the Chief Executive Officer and the Chief Financial Officer in connection with their certification process for the Company’s Form 10-K and Form 10-Q regarding any significant deficiencies or material weaknesses in the design or operation of the Company’s internal controls or its disclosure controls and procedures, and any fraud involving management or other employees who have a significant role in the internal controls.

•
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Internal Audit Function

•	Assure that the Company maintains an internal audit function.

•
Review the internal audit function of the Company, including the independence, competence, staffing and authority of the internal auditor, the reporting relationships among the internal auditor, financial management and the Committee, the internal audit

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reporting obligations, the proposed internal audit plans for each fiscal year and the coordination of such plans with the independent auditors.

•	Review and approve the appointment, dismissal and fees of the internal auditor.

•	Review at least annually the exceptions noted in the reports to the Committee by the internal auditor and the progress made in responding to any exceptions.

Qualified Legal Compliance Committee (“QLCC”) Responsibilities

•
Establish written procedures for the confidential receipt, retention and consideration of evidence of a material violation of applicable federal or state securities laws, a material breach of fiduciary duty arising under applicable federal or state laws or a similar material violation of any federal or state laws by the Company or by any director, officer, employee or agent of the Company (each, a “Material Violation”) that is reported to the Committee by the Company’s chief legal officer (or the equivalent thereof) or other legal advisors.

•
Inform the Company’s chief executive officer of any report of evidence of a Material Violation that is reported to the Committee by the Company’s chief legal officer (or the equivalent thereof) or other legal advisors.

•
Determine whether an investigation is necessary regarding any report of evidence of a Material Violation that is reported to the Committee by the Company’s chief legal officer (or the equivalent thereof) or other legal advisors.

•
If the Committee determines an investigation is necessary or appropriate: (i) notify the Board of Directors, (ii) initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys, and (iii) retain such additional expert personnel as the Committee deems necessary. At the conclusion of any such investigation: (i) recommend that the Company implement an appropriate response to any evidence of a Material Violation, and (ii) inform the Board of Directors, the chief executive officer and the chief legal officer (or the equivalents thereof) of the results of any such investigation and the appropriate remedial measures to be adopted.

•
Take all other appropriate actions to respond to evidence of a Material Violation that is reported to the Committee by the Company’s chief legal officer (or the equivalent thereof) or other legal advisors in the event the Company fails in any material respect to implement an appropriate response to what the Committee has recommended the Company take, including notifying the Securities and Exchange Commission.

General

•
Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review and approve changes to the Company’s Code of Ethics for senior financial managers.

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•	Review and approve all related-party transactions involving the Company.

•	Discuss with management any second opinions sought from an accounting firm other than the Company’s independent auditors, including the substance and reasons for seeking any such opinion.

•	Discuss with the Company’s legal counsel any legal or regulatory matters that may have a material impact on the Company’s financial statements or its compliance and reporting policies.

•	Make regular reports to the Board of Directors of material actions taken by the Committee.

•	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors.

•	Perform other activities that the Board of Directors deems necessary or advisable.

III. LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Committee has the responsibilities set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

IV. MEMBERSHIP

The Committee shall consist of at least three members of the Board of Directors as the Board shall determine from time to time in its discretion. Each member of the Committee shall satisfy the independence and experience requirements of the principal securities exchange or market on which the Company’s common stock is traded, Section 10A-3 of the Securities Exchange Act of 1934, the rules and regulations of the Securities and Exchange Commission and the QLCC composition requirements promulgated by the Commission. At least one member of the Committee must be an “audit committee financial expert” as defined by the Commission. Committee members shall not, except with the approval of the Board of Directors, simultaneously serve on this Committee and on the audit committees of more than two other public companies.

The members of the Committee shall be appointed by the Board of Directors in its discretion and shall serve until their respective successors are selected or until their earlier death, resignation or removal. Unless a Chairperson is selected by the Board of Directors, members of the Committee shall elect a Chairperson by a majority vote of the entire Committee. Committee members shall serve at the pleasure of the Board and may be removed, with or without cause, by a majority vote of the directors present at a meeting of the Board of Directors.

The Committee may delegate its authority to a subcommittee or subcommittees.

V. MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal auditor and the independent auditors in

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separate executive sessions. The Committee may request any officer or employee of the Company or the Company’s legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Chairperson of the Committee shall preside at each Committee meeting. The Chairperson or any member of the Committee may call a meeting of the Committee upon notice to each other member at least forty-eight hours prior to the meeting. Any Committee member may waive notice of a meeting. A majority of the entire Committee shall constitute a quorum for any meeting. If a quorum is present at a Committee meeting, a majority vote of the members present at such meeting shall be required to approve any action of or to decide any question brought before the Committee.

VI. ADVISORS

The Committee shall have the exclusive authority to retain (including authority to approve fees and other retention terms), at the expense of the Company, and to terminate any accounting or other consultants to advise the Committee, as well as to retain any legal or other advisors as it deems appropriate. The Committee shall also have the authority, to the extent it deems appropriate, to conduct or authorize investigations into any matters within the scope of its responsibilities. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to (i) the independent auditors for the purpose of rendering or issuing an audit report or performing other services for the Company, and (ii) all legal, consultant and other advisors employed by the Committee.

VII. PERFORMANCE REVIEW

The Committee shall conduct and present to the Board an annual performance evaluation of the Committee.

* * *

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APPENDIX C

COMPENSATION COMMITTEE CHARTER

I. PURPOSE

The primary objectives of the Compensation Committee are (i) to assist the Board of Directors in fulfilling its responsibilities relating to the compensation of the executive officers of Chromcraft Revington, Inc. (the “Company”), and (ii) to prepare the Committee report to be included in the Company’s annual meeting proxy statement.

II. RESPONSIBILITIES

The Compensation Committee’s primary responsibilities include:

•
On an annual basis, reviewing and approving the Company’s goals and objectives relevant to compensation of the Company’s chief executive officer, evaluating the CEO’s performance in light of those goals and objectives and having the sole authority to determine the CEO’s compensation (including salary, incentive and equity compensation and other compensation) based on this evaluation. In determining the long-term incentive compensation of the CEO, the Committee should consider, among other factors, the Company’s performance and stockholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the CEO in past years.

•	Determining the compensation (including salary, incentive and equity compensation and other compensation) of the Company’s other executive officers.

•	Developing the philosophies, policies and practices relating to compensation and benefits for executive management of the Company and its subsidiaries.

•	Discussing with the CEO the compensation of the executive management of the Company’s subsidiaries.

•
Administering the Company’s stock option plans for key employees and for directors, including the approval of grants and awards, and otherwise exercising the power and authority permitted, under such plans and including the approval of changes or amendments not requiring stockholder approval.

•
Administering the Company’s short term executive incentive plan and long term executive incentive plan, including the approval of award rates, performance factors and performance standards, and otherwise exercising the power and authority permitted, under such plans and including the approval of changes or amendments not requiring stockholder approval.

•	Reviewing and making recommendations to the Board of Directors regarding any employment agreements for executive management of the Company and its subsidiaries.

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•
Reviewing and making recommendations to the Board of Directors regarding director compensation (including retainers, director and committee meeting fees, committee chairs’ fees, equity compensation and other items as appropriate).

•
Requiring the CEO to develop an appropriate succession plan for the CEO and the other executive officers of the Company, including succession in the event of retirement or emergency, and, upon such development, approving the succession plan.

•	Reviewing and approving insurance coverage for directors and officers.

•	Reviewing and assessing this charter and recommending any changes to the Board of Directors.

•	Performing other activities that the Board of Directors deems necessary or advisable.

III. MEMBERSHIP AND ORGANIZATION

•	The Committee shall consist of at least three members of the Board of Directors as the Board shall determine from time to time in its discretion.

•
Each Committee member shall: (i) satisfy the director independence requirements as determined from time to time by the principal securities exchange or market on which the Company’s common stock is traded, (ii) be a “non-employee director” as that term is defined under Rule 16b-3 of the Securities and Exchange Commission, and (iii) be an “outside director” as that term is defined for purposes of Section 162(m) of the Internal Revenue Code.

•
The members of the Committee shall be appointed by the Board of Directors and shall serve until their respective successors are selected or until their earlier death, resignation or removal. Unless a Chairperson is selected by the Board of Directors, members of the Committee shall elect a Chairperson by a majority vote of the entire Committee. Committee members shall serve at the pleasure of the Board and may be removed, with or without cause, by a majority vote of the directors present at a meeting of the Board of Directors.

•	The Committee may delegate its authority to a subcommittee or subcommittees.

•	The Committee shall make reports to the Board of Directors of material actions taken by it.

IV. MEETINGS

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities. The Chairperson of the Committee shall preside at each Committee meeting. The Chairperson or any member of the Committee may call a meeting of the Committee upon notice to each other member at least forty-eight hours prior to the meeting. Any Committee member may waive notice of a meeting. A majority of the entire Committee shall constitute a quorum for any meeting. If a quorum is present at a Committee meeting, a majority vote of the members present at such meeting shall be required to approve any action of or to decide any question brought before the Committee.

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V. ADVISORS

The Committee shall have the exclusive authority to retain (including authority to approve fees and other retention terms), at the expense of the Company, and terminate any compensation consultants which may be used to assist the Committee in the evaluation of director, CEO or executive compensation, as well as to retain any legal and other advisors as it deems appropriate.

VI. PERFORMANCE REVIEW

The Committee shall conduct and present to the Board an annual performance evaluation of the Committee.

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APPENDIX D

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

I. PURPOSE

The primary objectives of the Nominating and Corporate Governance Committee are to assist the Board of Directors by (i) identifying individuals who are qualified to become directors of Chromcraft Revington, Inc. (the “Company”), (ii) recommending to the Board the director nominees for election at each annual meeting of stockholders, (iii) recommending to the Board any matters relating to the structure, authority and membership of the Board’s committees, (iv) developing and recommending to the Board corporate governance guidelines applicable to the Company as well as matters of corporate governance generally, and (v) overseeing the evaluation of the Board of Directors and the Board’s committees.

II. RESPONSIBILITIES

The Nominating and Corporate Governance Committee’s primary responsibilities include:

•
Leading the search to identify individuals qualified to become members of the Company’s Board of Directors, reviewing possible candidates for election to the Board of Directors and recommending to the Board of Directors the director nominees to be elected at each annual meeting of stockholders.

•
Making recommendations to the Board of Directors regarding the size and composition of the Board and developing and recommending to the Board qualifications for the selection of individuals to be considered as candidates for election as directors of the Company.

•
Reviewing and making recommendations to the Board of Directors regarding the structure, authority and membership qualifications of the Board’s committees. The Committee shall make recommendations annually to the Board regarding the directors to serve as members of each committee and shall recommend committee members to fill vacancies as needed.

•
Developing and recommending to the Board of Directors corporate governance guidelines applicable to the Company. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes to the Board as necessary.

•	Confirming that the Company’s officers have made the required certifications, if any, to the principal securities exchange or market on which the Company’s common stock is traded.

•	Reviewing and recommending to the Board of Directors any changes to the Company’s Code of Business Conduct and Ethics.

D-1

•	Developing and recommending to the Board of Directors an annual self-evaluation process for the Board and its committees. The Committee shall oversee the annual self-evaluations.

•	Assuring that an evaluation of the executive management of the Company occurs annually.

•	Reviewing and assessing this charter and recommending any changes to the Board of Directors.

•	Performing other activities that the Board of Directors deems necessary or advisable.

III. MEMBERSHIP AND ORGANIZATION

•
The Committee shall consist of at least three members of the Board of Directors as the Board shall determine from time to time in its discretion. Each Committee member shall satisfy the director independence requirements as determined from time to time by the principal securities exchange or market on which the Company’s common stock is traded.

•
The members of the Committee shall be appointed by the Board of Directors and shall serve until their respective successors are selected or until their earlier death, resignation or removal. Unless a Chairperson is selected by the Board of Directors, members of the Committee shall elect a Chairperson by a majority vote of the entire Committee. Committee members shall serve at the pleasure of the Board and may be removed, with or without cause, by a majority vote of the directors present at a meeting of the Board of Directors.

•	The Committee may delegate its authority to a subcommittee or subcommittees.

•	The Committee shall make reports to the Board of Directors of material actions taken by it.

IV. MEETINGS

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities. The Chairperson of the Committee shall preside at each Committee meeting. The Chairperson or any member of the Committee may call a meeting of the Committee upon notice to each other member at least forty-eight hours prior to the meeting. Any Committee member may waive notice of a meeting. A majority of the entire Committee shall constitute a quorum for any meeting. If a quorum is present at a Committee meeting, a majority vote of the members present at such meeting shall be required to approve any action of or to decide any question brought before the Committee.

V. ADVISORS

The Committee shall have the exclusive authority to retain (including authority to approve fees and other retention terms), at the expense of the Company, and to terminate any search firms which may be used to identify director candidates, as well as to retain any consulting, legal and other advisors as its deems appropriate.

D-2

VI. PERFORMANCE REVIEW

The Committee shall conduct and present to the Board an annual performance evaluation of the Committee.

* * *

D-3

CHROMCRAFT REVINGTON, INC.
This Proxy is Solicited on Behalf of the Board of Directors
For Use at the 2007 Annual Meeting of Stockholders
The undersigned hereby appoints BENJAMIN M. ANDERSON-RAY and FRANK T. KANE, and each of them singly, as proxies, each having the power to appoint his substitute, to represent and to vote all shares of common stock of Chromcraft Revington, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 9, 2007, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if personally present, as follows:
(Continued and to be signed on the reverse side)
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
1. Election of Directors. To elect as directors the nominees named below to hold office until the 2008 annual meeting of stockholders and until their respective successors are duly elected and qualified.

☐ FOR all nominees	☐ WITHHOLD AUTHORITY for all nominees	☐ FOR ALL EXCEPT (See instruction below)

¡ Benjamin M. Anderson-Ray	¡ David L. Kolb	¡ Craig R. Stokely
¡ Ronald H. Butler	¡ Larry P. Kunz	¡ John D. Swift
¡ John R. Hesse	¡ Theodore L. Mullett
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
2. Approval of the Executive Incentive Plan. To approve the 2007 Executive Incentive Plan of the Company.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3. Other Matters. In their discretion, on such other matters as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof.
This proxy will be voted as directed, but if no direction is given, this proxy will be voted FOR the election as directors of all nominees named above and FOR the approval of the 2007 Executive Incentive Plan. With respect to any other matters as may properly come before the annual meeting of stockholders, the proxies named herein will have the authority to vote on such matters and intend to vote in accordance with the directions of the Company’s Board of Directors.

Signature of Stockholder

Date

Signature of Stockholder

Date
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.